August 27, 1999


To Shareholders of the following Series of the Exeter Fund:

Small Cap Series
International Series
World Opportunities Series
Global Fixed Income Series
New York Tax Exempt Series
Ohio Tax Exempt Series
Diversified Tax Exempt Series

Dear Shareholder:

Enclosed is a copy of the Semi-Annual Report for each of the above Series of the Exeter Fund in which you were invested as of June 30, 1999. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Semi-Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy J. Williams
Fund Services Manager

EXETER  FUND,  INC.
SMALL  CAP  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

DEAR  SHAREHOLDERS:

During the second quarter of 1999, the stocks of small companies outperformed those of large blue chip stocks as investors looked to small caps and value stocks, two categories that have lagged the last few years. There are a few reasons for this trend including a focus (if only temporary) on more economically sensitive stocks, and a realization that the comparative valuations of growth versus value and large cap versus small cap had left small cap value investors out in the cold. Perhaps the best endorsement of our belief that small cap stocks are undervalued is the high level of merger and acquisition activity in the small cap area. We are encouraged by this trend in small cap performance, and we have sought to position the portfolio to benefit from it.

As we have been saying for some time now, valuations in the small cap sector have been very attractive relative to larger stocks. Over the last several years, large stocks have risen virtually without interruption, and prices of many of the blue chip stocks are at levels that are unsupported by the fundamentals of the companies underlying the stocks. Investors in these large companies are essentially taking a gamble that the stocks can continue to rise without being constrained by the actual value of the companies whose stocks they are. Obviously, this is a very risky proposition.

Small company stocks, on the other hand, have generally been left behind in the bull market of the last several years. To illustrate, when small cap stocks were very depressed in 1990, they traded at a discount of 25 - 30% to large company stocks. They are currently trading at a discount of 46%, which is even steeper than the discount during the 1973-74 bear market.

These statistics demonstrate that the small cap sector represents a compelling investment opportunity at this time. In addition, it now appears that we are beginning to see a turn in the performance of small company stocks. In order to position the Series to benefit from what we see as an outstanding opportunity in the sector, we have repositioned the portfolio over the last several months by purchasing a well-diversified pool of small company stocks representative of the small cap sector. These purchases were financed by reducing the Series' cash position and by selling some holdings that we felt offered less potential than the new holdings.

In addition to investing a portion of the portfolio in a wide variety of small company stocks in order to get broad exposure to the market, we continue to invest more substantial amounts in individual companies in order to take advantage of particular opportunities. The Series' investments in basic materials, consumer cyclicals, and consumer goods have strengthened, starting in mid-April. One particularly strong sector for us has been energy-related stocks. We increased exposure to this sector late in 1998 as oil prices were falling due to oversupply in the industry. We expected the low level of oil prices to force a reduction of the excess capacity and eventually lead to rising prices, and we invested in several oil-related stocks when they were available at very low prices. As of this writing, oil prices have rebounded sharply, up over 50% from their December lows. The energy-related stocks we had purchased are now up substantially since the beginning of the year.

In summary, we are optimistic on the outlook for the small cap sector, and we are seeking to capture the opportunity two ways. First, by giving the Series broad exposure to a wide range of small company stocks; second, by continuing to focus on individual opportunities that our analysis show offer potential beyond that of the sector taken as a whole.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

[graphic]
<pie  chart>

Data  for  pie  chart  to  follow:

Portfolio Composition* - As of 6/30/99

Business Services - 5.39%
Chemicals & Allied Products - 10.55%
Communications - 5.41%
Electric, Gas & Sanitary Services - 4.98%
Electronics & Other Electrical Equipment - 4.15%
Industrial & Commercial Machinery - 3.84%
Oil & Gas Extraction - 9.22%
Paper & Allied Products - 5.22%
Stone, Clay & Glass Products - 4.03%
Technical Instruments & Supplies - 3.59%
Textile Mill Products - 3.53%
Transportation - 7.48%
Miscellaneous** - 27.05%
Cash, equivalents, and other assets, less liabilities - 5.56%

* As a percent of Common Stocks.

**Miscellaneous includes:
Agricultural Production - 2.00%          Amusement & Recreation Services - 0.46%
Apparel & Other Textile Products  - 1.51%     Depository Institutions - 3.01%
Eating Places - 1.03%                    Food & Kindred Products - 1.88%
Electronic Parts & Equipment - Wholesale - 0.19%
Engineering & Management Services - 3.26%
Footwear & Related Apparel - 0.50%          Furniture & Fixtures - 0.70%
Heavy Construction - 0.19%               Insurance Carriers - 1.01%
Investment Advice - 0.51%               Linen Services - 0.21%
Lumber & Wood Products - 0.27%          Metal Mining - 0.25%
Miscellaneous Petroleum & Coal Products - 0.13%
Motion Picture Services - 0.03%          Operative Builders - 0.80%
Primary Metal Industries - 1.74%          Printing & Publishing - 0.95%
Retail - 3.10%                         Skilled Nursing Care Facilities - 0.13%
Rubber & Miscellaneous Plastic Products - 1.11%
Transportation Equipment - 1.82%          Unit Investment Trusts - 0.26%

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)

Exeter  Fund,  Inc.
Small  Cap  Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $            8,595        -14.05%   -14.05%
Five Year .  $           15,336         53.36%     8.92%
Inception 1  $           18,498         84.98%     8.85%




S&P  500  Total  Return  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           12,277         22.77%    22.77%
Five Year .  $           34,167        241.67%    27.84%
Inception 1  $           38,958        289.58%    20.88%




Russell  2000  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,150          1.50%     1.50%
Five Year .  $           20,461        104.61%    15.39%
Inception 1  $           25,984        159.84%    14.25%



The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (06/30/99) as compared to the Standard & Poor's (S&P) 500 Total Return and the Russell 2000 Total Return Index. 2

[graphic]
<line  chart>

Data  for  line  chart  to  follow:



          Exeter Fund, Inc.  S&P 500 Total   Russell
Date      Small Cap Series   Return Index   2000 Index
04/30/92             10,000         10,000      10,000
12/31/92             11,610         10,725      11,415
12/31/93             13,317         11,799      13,574
12/31/94             14,383         11,959      13,327
12/31/95             16,497         16,437      17,117
12/31/96             18,156         20,206      19,940
12/31/97             20,388         26,944      24,399
12/31/98             17,603         34,666      23,778
06/30/99             18,498         38,958      25,984




1 The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell 2000 Total Return Index is an unmanaged index that consists of approximately 2000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                          VALUE
                                              SHARES    (NOTE 2)
                                              -------  -----------

COMMON STOCK - 94.44%
AGRICULTURAL PRODUCTION - 2.00%
   Sylvan, Inc.* . . . . . . . . . . . . . .  165,000  $1,918,125
                                                       -----------

AMUSEMENT & RECREATION SERVICES - 0.46%
   Anchor Gaming*. . . . . . . . . . . . . .    5,300     254,731
   Cedar Fair, L.P.. . . . . . . . . . . . .    7,300     182,044
                                                       -----------
                                                          436,775
                                                       -----------

APPAREL & OTHER TEXTILE PRODUCTS - 1.51%
   Nautica Enterprises, Inc.*. . . . . . . .   16,000     270,000
   Novel Denim Holdings, Ltd.* (Note 6). . .  116,000     938,881
   Oshkosh B'Gosh, Inc. - Class A. . . . . .   11,500     242,937
                                                       -----------
                                                        1,451,818
                                                       -----------

BUSINESS SERVICES - 5.39%
   MISCELLANEOUS - 0.74%
   ADVO, Inc.. . . . . . . . . . . . . . . .   10,900     226,175
   Fair Isaac & Company, Inc.. . . . . . . .    5,700     199,856
   True North Communications, Inc. . . . . .    9,500     285,000
                                                       -----------
                                                          711,031
                                                       -----------
   COMPUTER INTEGRATED SYSTEM DESIGN - 0.41%
   Jack Henry & Associates, Inc. . . . . . .    4,600     180,550
   Technology Solutions Co.* . . . . . . . .   19,400     209,763
                                                       -----------
                                                          390,313
                                                       -----------
   COMPUTER RELATED SERVICES - 0.41%
   Cambridge Technology Partners, Inc.*. . .   12,700     223,044
   Computer Task Group, Inc. . . . . . . . .   10,200     173,400
                                                       -----------
                                                          396,444
                                                       -----------
   HELP SUPPLY SERVICES - 0.65%
   Computer Horizons Corp.*. . . . . . . . .   12,500     172,656
   Interim Services, Inc.* . . . . . . . . .    9,200     189,750
   Metamor Worldwide, Inc.*. . . . . . . . .   10,800     259,875
                                                       -----------
                                                          622,281
                                                       -----------
   SOFTWARE - 3.18%
   Autodesk, Inc.. . . . . . . . . . . . . .    7,400     218,763
   Bea Systems, Inc.*. . . . . . . . . . . .   11,600     331,325
   Clarify, Inc.*. . . . . . . . . . . . . .    5,100     210,375
   Documentum, Inc.* . . . . . . . . . . . .   13,200     172,425
   Harbinger Corp.*. . . . . . . . . . . . .   17,000     212,500
   IDX Systems Corp.*. . . . . . . . . . . .   14,300     322,644
   JDA Software Group, Inc.* . . . . . . . .   18,200     169,488



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)



                                                                    VALUE
                                                       SHARES      (NOTE 2)
                                                      ---------  ------------
BUSINESS SERVICES (continued)
   SOFTWARE (continued)
   Manugistics Group, Inc.*. . . . . . . . . . . . .     24,700  $   358,150
   Remedy Corp.* . . . . . . . . . . . . . . . . . .      9,200      247,250
   Structural Dynamics Research Corp.* . . . . . . .      9,900      183,769
   Symantec Corp.* . . . . . . . . . . . . . . . . .      7,800      198,900
   Transaction Systems Architects, Inc.* . . . . . .      5,600      218,400
   Visio Corp.*. . . . . . . . . . . . . . . . . . .      5,500      209,344
                                                                 ------------
                                                                   3,053,333
                                                                 ------------
                                                                   5,173,402
                                                                 ------------

CHEMICALS & ALLIED PRODUCTS - 10.55%
   MISCELLANEOUS - 5.72%
   Agrium, Inc. (Note 6) . . . . . . . . . . . . . .     12,200      107,512
   Crompton & Knowles Corp.. . . . . . . . . . . . .      6,000      117,375
   Cypress Bioscience, Inc.* . . . . . . . . . . . .  1,315,050    4,150,692
   Ethyl Corp. . . . . . . . . . . . . . . . . . . .     22,500      135,000
   Human Genome Sciences, Inc.*. . . . . . . . . . .      6,000      237,000
   McWhorter Technologies, Inc.* . . . . . . . . . .     15,000      216,562
   RPM, Inc. . . . . . . . . . . . . . . . . . . . .     16,000      227,000
   Stepan Co.. . . . . . . . . . . . . . . . . . . .      4,800      121,800
   Tetra Technologies, Inc.* . . . . . . . . . . . .     19,000      174,562
                                                                 ------------
                                                                   5,487,503
                                                                 ------------
   PHARMACEUTICAL PREPARATIONS - 4.83%
   Alkermes, Inc.* . . . . . . . . . . . . . . . . .      9,900      228,937
   Alpharma, Inc. Class A. . . . . . . . . . . . . .      8,000      284,500
   Dura Pharmaceuticals, Inc.* . . . . . . . . . . .     20,200      241,137
   Orion-Yhthma Oyj - B Shares (Finland) (Note 6). .    154,000    3,661,544
   Penwest Pharmaceuticals Co.*. . . . . . . . . . .     27,000      216,000
                                                                 ------------
                                                                   4,632,118
                                                                 ------------
                                                                  10,119,621
                                                                 ------------

COMMUNICATIONS - 5.41%
      Granite Broadcasting Corp.*. . . . . . . . . .    290,000    2,265,625
      Grupo Radio Centro S.A. de C.V. - ADR (Note 6)     22,225      116,681
      Hearst-Argyle Television, Inc.*. . . . . . . .      3,500       84,000
      Microcell Telecommunications, Inc.* (Note 6) .    329,000    2,570,313
      Star Telecommunications, Inc.* . . . . . . . .     19,500      152,344
                                                                 ------------
                                                                   5,188,963
                                                                 ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                               VALUE
                                                    SHARES   (NOTE 2)
                                                    ------  -----------
DEPOSITORY INSTITUTIONS - 3.01%
   FEDERAL SAVINGS INSTITUTIONS - 0.58%
   Catskill Financial Corp.. . . . . . . . . . . .  11,600  $  189,950
   Niagara Bancorp, Inc. . . . . . . . . . . . . .  17,500     185,938
   Timberland Bancorp, Inc.. . . . . . . . . . . .  15,700     184,475
                                                            -----------
                                                               560,363
                                                            -----------
   FUNCTIONS RELATED TO DEPOSITORY BANKING - 0.10%
   Ace Cash Express, Inc.* . . . . . . . . . . . .   7,000      98,875
                                                            -----------
   NATIONAL COMMERCIAL BANKS - 1.10%
   First Financial Bankshares, Inc.. . . . . . . .   6,000     190,500
   First Merchants Corp. . . . . . . . . . . . . .   8,200     194,750
   Grand Premier Financial, Inc. . . . . . . . . .   4,500      55,688
   National Bancorp of Alaska, Inc.. . . . . . . .   4,500     119,250
   National City Bancshares, Inc.. . . . . . . . .   6,800     217,175
   Old Second Bancorp, Inc.. . . . . . . . . . . .   7,300     197,100
   South Alabama Bancorporation, Inc.. . . . . . .   3,500      45,063
   Southside Bancshares Corp.. . . . . . . . . . .   3,400      38,463
                                                            -----------
                                                             1,057,989
                                                            -----------
   NON-FEDERAL SAVINGS INSTITUTIONS - 0.58%
   Brookline Bancorp, Inc. . . . . . . . . . . . .  15,700     181,531
   First Sentinel Bancorp, Inc.. . . . . . . . . .  22,200     197,025
   Roslyn Bancorp, Inc.. . . . . . . . . . . . . .  10,300     177,031
                                                            -----------
                                                               555,587
                                                            -----------
   STATE COMMERCIAL BANKS - 0.65%
   German American Bancorp . . . . . . . . . . . .  10,300     183,469
   Letchworth Independent Bancshares Corp. . . . .   6,500      91,000
   Northern States Financial Corp. . . . . . . . .   2,000      47,250
   United Security Bancorporation* . . . . . . . .  14,000     182,000
   VRB Bancorp . . . . . . . . . . . . . . . . . .  16,000     116,000
                                                            -----------
                                                               619,719
                                                            -----------
                                                             2,892,533
                                                            -----------

EATING PLACES - 1.03%
   Bob Evans Farms, Inc. . . . . . . . . . . . . .  12,500     248,438
   CBRL Group, Inc.. . . . . . . . . . . . . . . .  12,300     212,944
   Ryan's Family Steak Houses, Inc.* . . . . . . .  20,500     238,313
   VICORP Restaurants, Inc.* . . . . . . . . . . .  15,000     260,625
                                                            -----------
                                                               960,320
                                                            -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                               VALUE
                                                   SHARES    (NOTE 2)
                                                   -------  -----------
ELECTRIC, GAS & SANITARY SERVICES - 4.98%
   MISCELLANEOUS - 2.05%
   Newpark Resources, Inc.. . . . . . . . . . . .  200,000  $1,775,000
   Thermo Ecotek Corp.* . . . . . . . . . . . . .   24,000     192,000
                                                            -----------
                                                             1,967,000
                                                            -----------
   ELECTRIC & OTHER COMBINED SERVICES - 0.41%
   Madison Gas & Electric Co. . . . . . . . . . .    9,700     198,850
   Rochester Gas & Electric Corp. . . . . . . . .    7,200     191,250
                                                            -----------
                                                               390,100
                                                            -----------
   ELECTRIC SERVICES - 0.85%
   CMP Group, Inc.. . . . . . . . . . . . . . . .    9,600     251,400
   El Paso Electric Co. . . . . . . . . . . . . .   19,200     171,600
   Hawaiian Electrical Industries, Inc. . . . . .    5,300     188,150
   The United Illuminating Co.. . . . . . . . . .    4,800     203,700
                                                            -----------
                                                               814,850
                                                            -----------
   GAS TRANSMISSION & DISTRIBUTION - 1.24%
   Cascade Natural Gas Corp.. . . . . . . . . . .   14,600     277,400
   Laclede Gas Co.. . . . . . . . . . . . . . . .   11,000     255,750
   Nui Corp.. . . . . . . . . . . . . . . . . . .   10,500     262,500
   Ocean Energy, Inc.*. . . . . . . . . . . . . .   12,500     120,312
   ONEOK, Inc.. . . . . . . . . . . . . . . . . .    8,500     269,875
                                                            -----------
                                                             1,185,837
                                                            -----------

   WATER SUPPLY - 0.43%
   American States Water Co.. . . . . . . . . . .    7,300     207,137
   California Water Service Group . . . . . . . .    7,700     201,162
                                                               408,299
                                                            -----------
                                                             4,766,086
                                                            -----------

ELECTRONICS & OTHER ELECTRICAL EQUIPMENT - 4.15%
   BROADCASTING & COMMUNICATION EQUIPMENT - 0.39%
   Glenayre Technologies, Inc.* . . . . . . . . .   47,000     168,909
   Tekelec* . . . . . . . . . . . . . . . . . . .   17,100     208,406
                                                            -----------
                                                               377,315
                                                            -----------
   ELECTRONIC COMPONENTS & ACCESSORIES - 0.31%
   Sipex Corp.* . . . . . . . . . . . . . . . . .    1,300      26,650
   Vishay Intertechnology, Inc.*. . . . . . . . .   13,000     273,000
                                                            -----------
                                                               299,650
                                                            -----------
   ELECTRONIC EQUIPMENT - 2.20%
   The Carbide/Graphite Group, Inc.*. . . . . . .  130,000   1,860,625
   Woodward Governor Co.. . . . . . . . . . . . .    9,700     252,200
                                                            -----------
                                                             2,112,825
                                                            -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                                      VALUE
                                                          SHARES    (NOTE 2)
                                                          -------  -----------
ELECTRONICS & OTHER ELECTRICAL EQUIPMENT (continued)
   TELEPHONE & TELEGRAPH APPARATUS - 0.73%
   ADTRAN, Inc.* . . . . . . . . . . . . . . . . . . . .    7,500  $  272,813
   Inter-Tel, Inc. . . . . . . . . . . . . . . . . . . .   11,900     217,175
   PairGain Technologies, Inc.*. . . . . . . . . . . . .   17,900     205,850
                                                                   -----------
                                                                      695,838
                                                                   -----------
   MISCELLANEOUS ELECTRICAL EQUIPMENT & SUPPLIES - 0.52%
   Standard Motor Products, Inc. . . . . . . . . . . . .   11,000     269,500
   United Industrial Corp. . . . . . . . . . . . . . . .   20,500     226,781
                                                                   -----------
                                                                      496,281
                                                                   -----------
                                                                    3,981,909
                                                                   -----------

ELECTRONIC PARTS & EQUIPMENT - WHOLESALE - 0.19%
   Avnet, Inc. . . . . . . . . . . . . . . . . . . . . .    4,000     186,000
                                                                   -----------

ENGINEERING & MANAGEMENT SERVICES - 3.26%
   Billing Concepts Corp.* . . . . . . . . . . . . . . .   14,600     163,338
   Forrester Research, Inc.* . . . . . . . . . . . . . .    7,400     185,000
   Meta Group, Inc.* . . . . . . . . . . . . . . . . . .   16,700     256,763
   Morrison Knudsen Corp.* . . . . . . . . . . . . . . .   18,400     189,750
   Paradigm Geophysical, Ltd.* . . . . . . . . . . . . .  312,350   2,127,884
   Whittman-Hart, Inc.*. . . . . . . . . . . . . . . . .    6,300     200,025
                                                                   -----------
                                                                    3,122,760
                                                                   -----------

FOOD & KINDRED PRODUCTS - 1.88%
   American Italian Pasta Co.* . . . . . . . . . . . . .    8,600     261,225
   Canandaigua Brands, Inc. - Class A* . . . . . . . . .    4,500     235,969
   Corn Products International, Inc. . . . . . . . . . .    7,800     237,412
   International Home Foods, Inc.* . . . . . . . . . . .   14,000     258,125
   Omega Protein Corp.*. . . . . . . . . . . . . . . . .   39,200     205,800
   Ralcorp Holdings, Inc.* . . . . . . . . . . . . . . .   12,000     192,750
   Smithfield Foods, Inc.* . . . . . . . . . . . . . . .    8,500     284,219
   Whitman Corp. . . . . . . . . . . . . . . . . . . . .    6,800     122,400
                                                                   -----------
                                                                    1,797,900
                                                                   -----------

FOOTWEAR & RELATED APPAREL - 0.50%
   The Stride Rite Corp. . . . . . . . . . . . . . . . .   21,000     216,562
   Wolverine World Wide, Inc.. . . . . . . . . . . . . .   18,500     259,000
                                                                   -----------
                                                                      475,562
                                                                   -----------

FURNITURE & FIXTURES - 0.70%
   Kimball International, Inc. - Class B . . . . . . . .   11,000     185,625
   LADD Furniture, Inc.. . . . . . . . . . . . . . . . .   12,500     262,500
   The Rowe Companies. . . . . . . . . . . . . . . . . .   21,000     219,187
                                                                   -----------
                                                                      667,312
                                                                   -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                             VALUE
                                                 SHARES    (NOTE 2)
                                                 -------  -----------
HEAVY CONSTRUCTION - 0.19%
   Foster Wheeler Corp. . . . . . . . . . . . .   13,000  $  183,625
                                                          -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 3.84%
   Cirrus Logic, Inc.*. . . . . . . . . . . . .   30,600     271,575
   Gardner Denver, Inc.*. . . . . . . . . . . .   14,000     225,750
   Gleason Corp.. . . . . . . . . . . . . . . .   12,800     215,200
   Lam Research Corp.*. . . . . . . . . . . . .    8,400     392,175
   Moog, Inc. Class A*. . . . . . . . . . . . .    7,700     264,688
   NN Ball & Roller, Inc. . . . . . . . . . . .  360,000   2,070,000
   The Gorman-Rupp Co.. . . . . . . . . . . . .   15,000     247,500
                                                          -----------
                                                           3,686,888
                                                          -----------

INSURANCE CARRIERS - 1.01%
   LIFE INSURANCE - 0.28%
   Liberty Financial Companies, Inc.. . . . . .    9,400     273,775
                                                          -----------
   TITLE INSURANCE - 0.73%
   Chicago Title Corp.. . . . . . . . . . . . .    6,300     224,831
   LandAmerica Financial Group, Inc.. . . . . .    8,300     238,625
   The First American Financial Corp. . . . . .   13,000     232,375
                                                          -----------
                                                             695,831
                                                          -----------
                                                             969,606
                                                          -----------

INVESTMENT ADVICE - 0.51%
   United Asset Management Corp.. . . . . . . .   10,800     245,700
   Value Line, Inc. . . . . . . . . . . . . . .    6,300     245,700
                                                             491,400
                                                          -----------

LINEN SERVICES - 0.21%
   Angelica Corp. . . . . . . . . . . . . . . .   11,300     199,163
                                                          -----------

LUMBER & WOOD  PRODUCTS - 0.27%
   TJ International, Inc. . . . . . . . . . . .    8,400     260,400
                                                          -----------

METAL MINING - 0.25%
   Cyprus Amax Minerals Co. . . . . . . . . . .   15,800     239,963
                                                          -----------

MISCELLANEOUS PETROLEUM & COAL PRODUCTS - 0.13%
   Quaker Chemical Corp.. . . . . . . . . . . .    7,500     121,875
                                                          -----------

MOTION PICTURE SERVICES - 0.03%
   Four Media Co.*. . . . . . . . . . . . . . .    5,000      32,500
                                                          -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                        VALUE
                                           SHARES     (NOTE 2)
                                          ---------  -----------
OIL & GAS EXTRACTION - 9.22%
   CRUDE PETROLEUM & NATURAL GAS - 8.78%
   Callon Petroleum Co.* . . . . . . . .      6,600  $   68,062
   Comstock Resources, Inc*. . . . . . .     25,000      82,812
   EEX Corp. . . . . . . . . . . . . . .     13,500      93,656
   Gulf Canada Resources, Ltd.* (Note 6)  1,900,000   7,956,250
   Nuevo Energy Co.* . . . . . . . . . .      6,000      79,500
   Remington Oil & Gas Corp.*. . . . . .     28,000     136,500
                                                     -----------
                                                      8,416,780
                                                     -----------
   DRILLING OIL & GAS WELLS - 0.21%
   Pride International, Inc.*. . . . . .     19,300     203,856
                                                     -----------
   EXPLORATION SERVICES - 0.23%
   Veritas DGC, Inc.*. . . . . . . . . .     12,000     219,750
                                                     -----------
                                                      8,840,386
                                                     -----------

OPERATIVE BUILDERS - 0.80%
   Engle Homes, Inc. . . . . . . . . . .     17,000     233,750
   M.D.C. Holdings, Inc. . . . . . . . .     12,500     268,750
   NVR, Inc.*. . . . . . . . . . . . . .      5,000     260,937
                                                     -----------
                                                        763,437
                                                     -----------

PAPER & ALLIED PRODUCTS - 5.22%
   American Business Products, Inc.. . .      7,500     114,375
   Buckeye Technologies, Inc.* . . . . .     16,000     243,000
   Greif Bros. Corp. - Class A . . . . .      9,200     234,600
   Potlatch Corp.. . . . . . . . . . . .      5,700     250,444
   Smurfit-Stone Container Corp.*. . . .    202,600   4,165,962
                                                     -----------
                                                      5,008,381
                                                     -----------

PRIMARY METAL INDUSTRIES - 1.74%
   Andrew Corp.* . . . . . . . . . . . .     14,500     274,594
   Commercial Metals Co. . . . . . . . .     10,000     285,000
   Intermet Corp.. . . . . . . . . . . .     17,000     257,125
   Kaiser Aluminum Corp. . . . . . . . .     25,000     221,875
   Olin Corp.. . . . . . . . . . . . . .      8,000     105,500
   Steel Technologies, Inc.. . . . . . .     25,000     235,937
   Worthington Industries, Inc.. . . . .     17,800     292,587
                                                     -----------
                                                      1,672,618
                                                     -----------

PRINTING & PUBLISHING - 0.95%
   BOOKS - 0.20%
   Thomas Nelson, Inc. . . . . . . . . .     17,300     192,462
                                                     -----------
   CONSULTING SERVICES - 0.14%
   Franklin Covey Co.* . . . . . . . . .     18,900     139,387
                                                     -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)



                                                             VALUE
                                                 SHARES    (NOTE 2)
                                                 -------  -----------
PRINTING & PUBLISHING (continued)
   MANIFOLD BUSINESS FORMS - 0.38%
   Ennis Business Forms, Inc. . . . . . . . . .   13,000  $  111,312
   The Standard Register Co.. . . . . . . . . .    3,900     119,925
   Wallace Computer Services, Inc.. . . . . . .    5,200     130,000
                                                          -----------
                                                             361,237
                                                          -----------
   NEWSPAPERS - 0.23%
   Hollinger International, Inc.. . . . . . . .   13,500     160,312
   Journal Register Co.*. . . . . . . . . . . .    2,500      56,250
                                                             216,562
                                                          -----------
                                                             909,648
                                                          -----------
RETAIL - 3.10%
   APPAREL & ACCESSORY STORES - 0.63%
   The Dress Barn, Inc.*. . . . . . . . . . . .   15,000     240,000
   Just For Feet, Inc.* . . . . . . . . . . . .   21,000     135,188
   Payless ShoeSource, Inc.*. . . . . . . . . .    4,300     230,050
                                                          -----------
                                                             605,238
                                                          -----------

   DEPARTMENT STORES - 0.21%
   The Neiman Marcus Group, Inc.. . . . . . . .    7,900     202,931
                                                          -----------

   FURNITURE & HOME FURNISHING STORES - 0.40%
   CompUSA, Inc.* . . . . . . . . . . . . . . .   17,000     126,438
   Pier 1 Imports, Inc. . . . . . . . . . . . .   23,000     258,750
                                                          -----------
                                                             385,188
                                                          -----------

   MISCELLANEOUS RETAIL - 1.86%
   Borders Group, Inc.* . . . . . . . . . . . .    7,500     118,594
   Brookstone, Inc.*. . . . . . . . . . . . . .   16,000     248,000
   Duane Reade, Inc.* . . . . . . . . . . . . .    7,700     235,813
   Hancock Fabrics, Inc.. . . . . . . . . . . .  213,500     934,063
   OfficeMax, Inc.* . . . . . . . . . . . . . .   20,500     246,000
                                                          -----------
                                                           1,782,470
                                                          -----------
                                                           2,975,827
                                                          -----------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 1.11%
   Applied Extrusion Technologies, Inc.*. . . .   76,800     585,600
   AptarGroup, Inc. . . . . . . . . . . . . . .    8,100     243,000
   Safeskin Corp.*. . . . . . . . . . . . . . .   20,000     240,000
                                                          -----------
                                                           1,068,600
                                                          -----------

SKILLED NURSING CARE FACILITIES - 0.13%
   Genesis Health Ventures, Inc.* . . . . . . .   42,000     126,000
                                                          -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                          VALUE
                                              SHARES    (NOTE 2)
                                              -------  -----------
STONE, CLAY & GLASS PRODUCTS - 4.03%
   Libbey, Inc.. . . . . . . . . . . . . . .  125,000  $3,625,000
   Lone Star Industries, Inc.. . . . . . . .    6,300     236,644
                                                       -----------
                                                        3,861,644
                                                       -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 3.59%
   MISCELLANEOUS - 2.73%
   Mine Safety Appliances Co.. . . . . . . .    3,600     230,400
   Orbital Sciences Corp.* . . . . . . . . .  101,200   2,390,850
                                                       -----------
                                                        2,621,250
                                                       -----------
   ELECTROMEDICAL EQUIPMENT - 0.86%
   Acuson Corp.* . . . . . . . . . . . . . .   15,100     259,531
   Spacelabs Medical, Inc.*. . . . . . . . .   14,200     268,025
   Thermo Cardiosystems, Inc.* . . . . . . .   27,500     299,063
                                                       -----------
                                                          826,619
                                                       -----------
                                                        3,447,869
                                                       -----------

TEXTILE MILL PRODUCTS - 3.53%
   Albany International Corp. - Class A. . .  159,684   3,313,443
   Burlington Industries, Inc.*. . . . . . .    7,300      66,156
                                                       -----------
                                                        3,379,599
                                                       -----------

TRANSPORTATION - 7.48%
   AIR - 0.40%
   Airborne Freight Corp.. . . . . . . . . .    7,600     210,425
   Offshore Logistics, Inc.. . . . . . . . .   15,500     172,438
                                                       -----------
                                                          382,863
                                                       -----------
   RAILROAD - 3.82%
   Guangshen Railway Co. Ltd. - ADR (Note 6)  480,000   3,660,000
                                                       -----------
   TRUCKING - 0.92%
   Consolidated Freightways Corp.* . . . . .   16,600     213,207
   J.B. Hunt Transport Services, Inc.. . . .   12,400     201,500
   Roadway Express, Inc. . . . . . . . . . .   12,000     232,500
   Yellow Corp.* . . . . . . . . . . . . . .   13,100     232,525
                                                       -----------
                                                          879,732
                                                       -----------
   WATER - 2.34%
   Trico Marine Services, Inc.*. . . . . . .  342,000   2,244,375
                                                       -----------
                                                        7,166,970
                                                       -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                            VALUE
                                               SHARES      (NOTE 2)
                                              ---------  ------------
TRANSPORTATION EQUIPMENT - 1.82%
   MOTOR VEHICLE PARTS & ACCESSORIES - 0.75%
   Amcast Industrial Corp. . . . . . . . . .     14,000  $   228,375
   Arvin Industries, Inc.. . . . . . . . . .      6,000      227,250
   Dura Automotive Systems, Inc.*. . . . . .      7,900      262,675
                                                         ------------
                                                             718,300
                                                         ------------
   TRUCK TRAILERS - 0.28%
   Wabash National Corp. . . . . . . . . . .     14,000      271,250
                                                         ------------
   MOTOR HOMES - 0.54%
   Coachmen Industries, Inc. . . . . . . . .      7,600      176,700
   Winnebago Industries, Inc.. . . . . . . .     15,000      337,500
                                                         ------------
                                                             514,200
                                                         ------------
   GUIDED MISSILES & SPACE VEHICLES - 0.25%
   GenCorp, Inc. . . . . . . . . . . . . . .      9,500      239,875
                                                         ------------
                                                           1,743,625
                                                         ------------

UNIT INVESTMENT TRUSTS - 0.26%
   Medallion Financial Corp. . . . . . . . .     13,300      253,531
                                                         ------------

TOTAL COMMON STOCK
    (IDENTIFIED COST $97,656,271)                         90,542,641
                                                         ------------

SHORT-TERM INVESTMENTS - 2.21%
   Dreyfus Treasury Cash Management Fund
       (Identified Cost $2,117,249). . . . .  2,117,249    2,117,249
                                                         ------------

TOTAL INVESTMENTS - 96.65%
   (Identified Cost $99,773,520)                          92,659,890

OTHER ASSETS, LESS LIABILITIES - 3.35%                     3,208,212
                                                         ------------

NET ASSETS - 100%                                        $95,868,102
                                                         ============




* Non-income producing security



FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $99,773,520 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . .  $  9,326,618
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . .   (16,440,248)
                                                                            -------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . .   ($7,113,630)
                                                                            =============




The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)


JUNE 30, 1999





ASSETS:
Investments, at value (identified cost $99,773,520)(Note 2). .  $ 92,659,890
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            25
Foreign currency, at value (cost $254,317) . . . . . . . . . .       249,988
Dividends receivable . . . . . . . . . . . . . . . . . . . . .       343,284
Receivable for fund shares sold. . . . . . . . . . . . . . . .        22,060
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .    93,275,247
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .        74,958
Accrued Directors' fees (Note 3) . . . . . . . . . . . . . . .         4,398
Payable for fund shares repurchased. . . . . . . . . . . . . .       291,466
Accrued registration and filing fees . . . . . . . . . . . . .        11,698
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        10,813
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .         7,213
Other payables and accrued expenses. . . . . . . . . . . . . .         6,599
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       407,145
                                                                -------------

NET ASSETS FOR 9,170,591 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $ 92,868,102
                                                                =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $     91,706
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   106,620,360
Undistributed net investment income. . . . . . . . . . . . . .     1,170,097
Accumulated net realized loss on investments . . . . . . . . .    (7,896,102)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .    (7,117,959)
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $ 92,868,102
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($92,868,102/9,170,591 shares). . . . . . . . . . . . . . .  $      10.13
                                                                =============





The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999





INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $27,140). . . .  $   713,909
Interest. . . . . . . . . . . . . . . . . . . . . . . .      441,770
                                                         ------------

Total Investment Income . . . . . . . . . . . . . . . .    1,155,679
                                                         ------------


EXPENSES:

Management fee  (Note 3). . . . . . . . . . . . . . . .      467,127
Directors' fees (Note 3). . . . . . . . . . . . . . . .        2,755
Custodian fee . . . . . . . . . . . . . . . . . . . . .       14,876
Audit fee . . . . . . . . . . . . . . . . . . . . . . .       11,778
Miscellaneous . . . . . . . . . . . . . . . . . . . . .       14,211
                                                         ------------

Total Expenses. . . . . . . . . . . . . . . . . . . . .      510,747
                                                         ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .      644,932
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
   Investments (identified cost basis). . . . . . . . .   (6,413,564)
   Foreign currency and forward foreign currency
      exchange contracts. . . . . . . . . . . . . . . .       (1,650)
                                                         ------------
Net realized gain (loss) on investments . . . . . . . .   (6,415,214)
                                                         ------------

Net change in unrealized depreciation on-
   Investments. . . . . . . . . . . . . . . . . . . . .   10,287,330
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities. . .       (4,335)
                                                         ------------
Net change in unrealized depreciation on investments. .   10,282,995
                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . . .    3,867,781
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . . .  $ 4,512,713
                                                         ============




The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                       FOR THE SIX MONTHS
                                                         ENDED 6/30/99        FOR THE YEAR
                                                          (UNAUDITED)        ENDED 12/31/98
                                                      --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $           644,932   $       508,214
Net realized loss on investments . . . . . . . . . .           (6,415,214)       (1,433,638)
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . .           10,282,995       (15,675,699)
                                                      --------------------  ----------------

Net increase (decrease) from operations. . . . . . .            4,512,713       (16,601,123)
                                                      --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net realized gain on investments. . . . . . . .                   --        (6,778,592)
                                                      --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . . .          (11,310,783)        1,445,861
                                                      --------------------  ----------------

Net decrease in net assets . . . . . . . . . . . . .           (6,798,070)      (21,933,854)

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . .           99,666,172       121,600,026
                                                      --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $1,170,097 and $525,165, respectively).  $        92,868,102   $    99,666,172
                                                      ====================  ================




The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



                                                FOR THE SIX
                                                  MONTHS
                                                   ENDED
                                                  6/30/99      FOR THE YEARS ENDED
                                                (UNAUDITED)         12/31/98          12/31/97    12/31/96    12/31/95
                                               -------------  ---------------------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $       9.64   $              12.05   $   12.09   $   11.95   $   12.92
                                               -------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
   Net investment income (loss) . . . . . . .         0.077                  0.049      (0.015)      0.045      (0.004)
   Net realized and unrealized gain(loss)
    on investments. . . . . . . . . . . . . .         0.413                 (1.774)      1.502       1.112       1.934
                                               -------------  ---------------------  ----------  ----------  ----------

Total from investment operations. . . . . . .         0.490                 (1.725)      1.487       1.157       1.930
                                               -------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .            --                     --      (0.009)     (0.035)         --
   From net realized gain on investments. . .            --                 (0.685)     (1.518)     (0.889)     (2.900)
   In excess of net realized gain
         on investments . . . . . . . . . . .            --                     --          --      (0.093)         --
                                               -------------  ---------------------  ----------  ----------  ----------

Total distributions to shareholders . . . . .            --                 (0.685)     (1.527)     (1.017)     (2.900)
                                               -------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $      10.13   $               9.64   $   12.05   $   12.09   $   11.95
                                               =============  =====================  ==========  ==========  ==========


Total return1 . . . . . . . . . . . . . . . .          5.08%               (13.59)%      12.29%      10.06%      14.70%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .        1.09%2                   1.09%       1.07%       1.08%       1.07%
    Net investment income (loss). . . . . . .        1.38%2                   0.44%     (0.12)%       0.29%     (0.03)%
    Portfolio turnover. . . . . . . . . . . .            53%                    81%         94%         31%         77%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $     92,868   $             99,666   $ 121,600   $ 100,688   $ 143,003
                                               =============  =====================  ==========  ==========  ==========








                                                12/31/94
                                               ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $   12.52
                                               ----------

Income from investment operations:
   Net investment income (loss) . . . . . . .     (0.066)
   Net realized and unrealized gain(loss)
    on investments. . . . . . . . . . . . . .      1.051
                                               ----------

Total from investment operations. . . . . . .      0.985
                                               ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .         --
   From net realized gain on investments. . .     (0.585)
   In excess of net realized gain
         on investments . . . . . . . . . . .         --
                                               ----------

Total distributions to shareholders . . . . .     (0.585)
                                               ----------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $   12.92
                                               ==========


Total return1 . . . . . . . . . . . . . . . .       8.01%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .       1.10%
    Net investment income (loss). . . . . . .     (0.58)%
    Portfolio turnover. . . . . . . . . . . .         31%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $ 105,522
                                               ==========






1Represents aggregate total return for the period indicated.
2 Annualized.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On April 30, 1992, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Series began offering shares directly to investors. Previously, the Series was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL INCOME TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

FEDERAL  INCOME  TAXES  (CONTINUED)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (CONTINUED)
At June 30, 1999 the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets. The fee amounted to $467,127 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $46,686,938 and $40,748,278, respectively.


5.     CAPITAL STOCK TRANSACTIONS
     Transactions in shares of Small Cap Series Class A Shares were:





             FOR THE SIX MONTHS                   FOR THE YEAR
                ENDED 6/30/99                    ENDED 12/31/98
             -------------------                 ---------------
                   Shares            Amount          Shares          Amount
             -------------------  -------------  ---------------  -------------
Sold. . . .             395,845   $  3,764,949          842,778   $  9,931,958
Reinvested.                  --             --          782,160      6,679,645
Repurchased          (1,562,569)   (15,075,732)      (1,375,248)   (15,165,742)
             -------------------  -------------  ---------------  -------------
Total . . .          (1,166,724)  $(11,310,783)         249,690   $  1,445,861
             ===================  =============  ===============  =============

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

EXETER  FUND,  INC.
INTERNATIONAL  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

DEAR  SHAREHOLDERS:

The International Series has slowed its appreciation compared to late 1998, but it continued to outperform the Morgan Stanley Capital International All Country World ex US Index for the twelve months ending June 30, 1999.

In managing this Series, we use a "top-down" approach designed to identify countries and regions of the world that offer investment opportunities due to factors such as strengthening economies or political changes that may be taking place. Since the Series' inception in 1992, it has been invested primarily in European stocks, and this remains the case. At the end of June 1999, over 90% of the stocks in the portfolio were issued by companies in France, Italy, Spain, and Germany.

When we originally invested in Europe, those countries were in recession, and interest rates were high. We expected the economies to strengthen and interest rates to fall, and we invested in order to take advantage of the growth that we anticipated. This has developed as we expected, with growth first coming from increased exports and then broadening to other areas as well. We have seen additional benefits as governments implement policies that are more business friendly and as companies have focused on providing returns to shareholders. Corporate restructuring, which reached Europe well after the United States, has also helped growth, by making companies stronger and more efficient.

Another aspect to the European story is the introduction of the common currency, the euro. In preparing for the introduction, the countries involved had to meet a strict set of fiscal requirements, and these have further benefited the markets. The first stage of the introduction took place on January 1, 1999, with additional stages to follow in 2002. The euro has fallen versus the U.S. dollar since its introduction, but we had protected against this potential negative by hedging the euro. In May, it appeared to us that the currency had bottomed out (and therefore the future risk was low), so we removed the hedge. We expect the weaker currency to help European competitiveness, therefore increasing growth in those countries.

Another recent European news story has been the conflict in Kosovo. The conflict held back the Series' European holdings for much of the period, but the short length of the conflict kept the fiscal damage to relatively low level. Early estimates show that the reconstruction plans will cost less than 0.1% of GDP, which will mean that deficits should not worsen. Because the markets had reflected expectations for a longer conflict and more expensive reconstruction period, the improving situation has had a positive impact on European markets recently.

In addition to its European holdings, the Series also holds small positions in Hong Kong and in several Southeast Asian countries. The Series' Hong Kong stocks represent companies in mainland China. China is somewhat insulated from the rest of Asia and the "Asian flu". Growth did slow slightly with the Asian crisis, although it still maintained a reasonable pace, and it is now beginning to move higher again. The Hong Kong market has rebounded along with the other parts of Asia, and these stocks have performed quite well.

The Series' Southeast Asian holdings have recovered as steps have been taken to strengthen those economies and markets. Policymakers are implementing policies to reduce inflation and to restore confidence, and there has been a dramatic change in investor expectations, reflected in rising share prices.

Because we manage this Series with a top-down approach, an important part of our analysis consists of monitoring the regions in which we are currently invested and other regions that may present investment opportunities. When we identify countries for which our overview and stock valuations are attractive, they will be added to the portfolio. Similarly, when our analysis shows that an investment opportunity has been captured, we will sell those shares from the portfolio.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

[graphic]
<pie  chart>

Data  for  pie  chart  to  follow:

Portfolio  Allocation  by  Country*  -  As  of  6/30/99

France  -  35%
Germany  -  28%
Hong  Kong  -  5%
Indonesia  -  1%
Italy  -  18%
Malaysia  -  2%
Spain  -  11%

*  As  a  percentage  of  common  stocks.

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)


Exeter  Fund,  Inc.
International  Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,532          5.32%     5.32%
Five Year .  $           21,253        112.53%    16.26%
Inception 1  $           24,533        145.33%    14.01%




S&P  500  Total  Return  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           12,277         22.77%    22.77%
Five Year .  $           34,167        241.67%    27.84%
Inception 1  $           38,657        286.57%    21.84%



Morgan  Stanley  All  Country  World  ex  U.S.  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           11,027         10.27%    10.27%
Five Year .  $           14,558         45.58%     7.80%
Inception 1  $           20,017        100.17%    10.67%




The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (06/30/99) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World All Country ex U.S. Index. 2


[graphic]
<line  chart>

Data  for  line  chart  to  follow:



           Exeter Fund, Inc.    S&P 500 Total     Morgan Stanley All
Date      International Series  Return Index   Country World ex US Index
08/27/92                10,000         10,000                     10,000
12/31/92                10,598         10,643                      9,510
12/31/93                13,359         11,709                     12,892
12/31/94                11,425         11,868                     13,808
12/31/95                11,898         16,312                     14,985
12/31/96                14,557         20,052                     15,981
12/31/97                18,589         26,959                     16,254
12/31/98                22,983         34,398                     18,544
06/30/99                24,533         38,657                     20,017




1 Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World All Country ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                    VALUE
                                         SHARES   (NOTE 2)
                                         ------  -----------
COMMON STOCK - 97.64%

FRANCE - 33.96%

AEROSPACE & MILITARY TECHNOLOGY - 0.27%
Thomson CSF . . . . . . . . . . . . . .  14,389  $  501,493
                                                 -----------

AUTOMOBILES - 0.65%
PSA Peugeot Citroen . . . . . . . . . .   7,545   1,193,865
                                                 -----------

BANKING - 1.65%
Banque Nationale de Paris . . . . . . .   9,050     756,248
Compagnie Financiere de Paribas . . . .   9,867   1,109,224
Societe Generale. . . . . . . . . . . .   6,578   1,162,627
                                                 -----------
                                                  3,028,099
                                                 -----------

BEVERAGE & TOBACCO - 2.07%
LVMH (Louis Vuitton Moet Hennessy). . .  11,764   3,454,021
LVMH bonus rights (Exp. 9/21/1999). . .  11,764     344,915
                                                 -----------
                                                  3,798,936
                                                 -----------

BUILDING MATERIALS & COMPONENTS - 0.69%
Lafarge SA. . . . . . . . . . . . . . .  13,327   1,270,773
                                                 -----------

BUSINESS & PUBLIC SERVICES - 2.31%
Vivendi . . . . . . . . . . . . . . . .  51,747   4,203,741
Vivendi warrants (Exp. 5/2/2001). . . .  16,992      45,690
                                                 -----------
                                                  4,249,431
                                                 -----------

CHEMICALS - 2.03%
L'Air Liquide . . . . . . . . . . . . .  16,356   2,579,595
Rhone-Poulenc - SA. . . . . . . . . . .  25,300   1,159,383
                                                 -----------
                                                  3,738,978
                                                 -----------

ELECTRICAL & ELECTRONICS - 1.64%
Alcatel Alsthom . . . . . . . . . . . .  21,353   3,014,367
                                                 -----------

ENERGY SOURCES - 4.77%
Elf Aquitaine SA. . . . . . . . . . . .  37,335   5,494,467
Total Fina SA - B . . . . . . . . . . .  25,288   3,271,722
                                                 -----------
                                                  8,766,189
                                                 -----------

FINANCIAL SERVICES - 0.27%
Societe Eurafrance SA . . . . . . . . .     780     485,619
                                                 -----------

FOOD & HOUSEHOLD PRODUCTS - 1.46%
Groupe Danone . . . . . . . . . . . . .  10,381   2,684,008
                                                 -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                               VALUE
                                    SHARES    (NOTE 2)
                                    ------  ------------
FRANCE (CONTINUED)
HEALTH & PERSONAL CARE - 4.77%
Sanofi-Synthelabo SA . . . . . . .  46,668  $ 1,986,065
L'Oreal. . . . . . . . . . . . . .  10,013    6,787,994
                                            ------------
                                              8,774,059
                                            ------------

INDUSTRIAL COMPONETS - 0.34%
Michelin-B . . . . . . . . . . . .  15,313      628,242
                                            ------------

LEISURE & TOURISM - 0.66%
Accor SA . . . . . . . . . . . . .   4,809    1,211,039
                                            ------------

MACHINERY & ENGINEERING - 0.42%
Schneider SA . . . . . . . . . . .  13,595      765,564
                                            ------------

MATERIALS & COMMODITIES - 1.38%
Compagnie de Saint-Gobain. . . . .  15,911    2,542,322
                                            ------------

MERCHANDISING - 4.76%
Carrefour Supermarche SA . . . . .  36,288    5,347,890
Casino Guichard-Perrachon SA . . .  10,600      931,814
Pinault-Printemps-Redoute SA . . .   7,500    1,290,681
Promodes . . . . . . . . . . . . .   1,800    1,184,883
                                            ------------
                                              8,755,268
                                            ------------

MULTI-INDUSTRY - 3.82%
AXA. . . . . . . . . . . . . . . .  27,573    3,373,442
Chargeurs SA . . . . . . . . . . .   1,235       68,971
Pathe SA . . . . . . . . . . . . .   3,705      446,011
Suez Lyonnaise des Eaux. . . . . .  17,368    3,141,551
                                            ------------
                                              7,029,975
                                            ------------

TOTAL FRENCH SECURITIES
   (Identified Cost $29,136,582)             62,438,227
                                            ------------


GERMANY - 27.14%

AIRLINES - 0.24%
Deutsche Lufthansa AG. . . . . . .  23,700      432,611
                                            ------------

BANKING - 2.79%
HypoVereinsbank AG . . . . . . . .  49,730    3,173,278
Dresdner Bank AG . . . . . . . . .  50,000    1,949,467
                                            ------------
                                              5,122,745
                                            ------------

BUSINESS & PUBLIC SERVICES - 1.28%
SAP AG . . . . . . . . . . . . . .   6,850    2,355,520
                                            ------------

CHEMICALS - 1.90%
Bayer AG . . . . . . . . . . . . .  83,750    3,494,885
                                            ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                    VALUE
                                       SHARES      (NOTE 2)
                                      ---------  ------------
GERMANY (CONTINUED)
ELECTRICAL & ELECTRONICS - 5.05%
Siemens AG . . . . . . . . . . . . .    120,000  $ 9,282,979
                                                 ------------

INSURANCE - 3.52%
Allianz AG . . . . . . . . . . . . .     23,070    6,465,787
                                                 ------------

MACHINERY & ENGINEERING - 5.21%
Mannesmann AG. . . . . . . . . . . .     57,250    8,585,153
MAN AG . . . . . . . . . . . . . . .     29,020      990,412
                                                 ------------
                                                   9,575,565
                                                 ------------

MATERIALS & COMMODITIES - 0.40%
Degussa-Huels AG . . . . . . . . . .     17,900      743,264
                                                 ------------

MULTI-INDUSTRY - 0.85%
Viag AG. . . . . . . . . . . . . . .      3,356    1,561,849
                                                 ------------

TELECOMMUNICATIONS - 1.60%
Deutsche Telekom AG. . . . . . . . .     70,000    2,950,056
                                                 ------------

UTILITIES - GAS & ELECTRIC - 4.30%
RWE AG . . . . . . . . . . . . . . .     75,810    3,520,281
VEBA AG. . . . . . . . . . . . . . .     74,150    4,386,435
                                                 ------------
                                                   7,906,716
                                                 ------------

TOTAL GERMAN SECURITIES
   (Identified Cost $23,714,735)                  49,891,977
                                                 ------------

HONG KONG - 4.46%

BROADCAST SERVICES - 1.28%
Television Broadcasts Ltd. . . . . .    500,000    2,345,798
                                                 ------------

ENERGY SOURCES - OIL/GAS - 0.99%
Shanghai Petrochemical Co. Ltd.. . .  7,750,000    1,827,982
                                                 ------------

INVESTMENT HOLDING COMPANIES - 1.30%
Hutchison Whampoa Ltd. . . . . . . .    265,000    2,399,449
                                                 ------------

MULTI-INDUSTRY - 0.87%
Citic Pacific Ltd. . . . . . . . . .    500,000    1,595,014
                                                 ------------

WHOLESALE - 0.02%
Goldlion Holdings Ltd. . . . . . . .    200,000       31,191
                                                 ------------

TOTAL HONG KONG SECURITIES
   (Identified Cost $6,882,952)                    8,199,434
                                                 ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                               VALUE
                                                  SHARES     (NOTE 2)
                                                 ---------  -----------

INDONESIA - 0.88%

BUILDING MATERIAL & COMPONENTS - 0.20%
PT Barito Pacific Timber. . . . . . . . . . . .  3,425,000  $  372,983
                                                            -----------

TEXTILES & APPAREL - 0.68%
Great River International . . . . . . . . . . .  8,600,000   1,248,720
                                                            -----------

TOTAL INDONESIAN SECURITIES
   (Identified Cost $3,765,253)                              1,621,703
                                                            -----------

ITALY - 17.83%

BUILDING MATERIAL & COMPONENTS - 0.58%
Italcementi S.p.A.. . . . . . . . . . . . . . .     83,600   1,063,447
                                                            -----------

CONSTRUCTION & HOUSING - 0.23%
Sirti S.p.A.. . . . . . . . . . . . . . . . . .     86,500     418,665
                                                            -----------

ENERGY SOURCES - 3.49%
Edison S.p.A. . . . . . . . . . . . . . . . . .    104,000     903,477
ENI S.p.A.. . . . . . . . . . . . . . . . . . .    921,940   5,520,593
                                                            -----------
                                                             6,424,070
                                                            -----------

FINANCIAL SERVICES - 3.83%
Banca Commerciale Italiana. . . . . . . . . . .    350,000   2,577,392
Banca Intesa S.p.A. . . . . . . . . . . . . . .   120,1000     578,807
Uncredito Italiano S.p.A. . . . . . . . . . . .    489,000   2,154,383
Istituto Bancario San Paolo di Torina . . . . .    126,800   1,731,003
                                                            -----------
                                                             7,041,585
                                                            -----------

FOOD & HOUSEHOLD PRODUCTS - 0.20%
Parmalat Finanziaria S.p.A. . . . . . . . . . .    280,080     367,867
                                                            -----------

INSURANCE - 2.93%
Assicurazioni Generali. . . . . . . . . . . . .    143,104   4,972,738
SAI S.p.A.. . . . . . . . . . . . . . . . . . .     40,400     417,817
                                                            -----------
                                                             5,390,555
                                                            -----------

MULTI-INDUSTRY - 0.52%
Pirelli S.p.A.. . . . . . . . . . . . . . . . .    348,000     950,140
                                                            -----------

RETAIL - SPECIALTY STORES - 0.23%
La Rinascente S.p.A.. . . . . . . . . . . . . .     55,000     417,507
La Rinascente S.p.A. warrants (Exp. 11/30/1999)      2,250       2,629
                                                            -----------
                                                               420,136
                                                            -----------

TELECOMMUNICATIONS - 5.12%
Telecom Italia S.p.A. . . . . . . . . . . . . .    294,445   3,069,511
Telecom Italia Mobile S.p.A.. . . . . . . . . .  1,060,000   6,347,299
                                                            -----------
                                                             9,416,810
                                                            -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                                  VALUE
                                                     SHARES      (NOTE 2)
                                                    ---------  ------------
ITALY (CONTINUED)
TEXTILES & APPAREL - 0.36%
Benetton Group S.p.A.. . . . . . . . . . . . . . .    332,520  $   656,834
                                                               ------------

UTILITIES - GAS & ELECTRIC - 0.34%
Italgas S.p.A. . . . . . . . . . . . . . . . . . .    150,000      631,379
                                                               ------------

TOTAL ITALIAN SECURITIES
   (Identified Cost $18,373,036)                                32,781,488
                                                               ------------

MALAYSIA - 2.33%

BUILDING MATERIALS & COMPONENTS - 0.85%
Jaya Tiasa Holdings Bhd**. . . . . . . . . . . . .    850,000    1,560,210
                                                               ------------

MULTI-INDUSTRY - 1.48%
Kumpulan Guthrie Bhd** . . . . . . . . . . . . . .  2,277,000    1,359,020
Sime Darby Bhd** . . . . . . . . . . . . . . . . .  1,160,000    1,368,201
                                                               ------------
                                                                 2,727,221
                                                               ------------

TOTAL MALAYSIAN SECURITIES
   (Identified Cost $5,708,601)                                  4,287,431
                                                               ------------

SPAIN - 11.04%

BEVERAGE & TOBACCO - 0.23%
Tabacalera SA. . . . . . . . . . . . . . . . . . .     21,330      432,366
                                                               ------------

CONSTRUCTION & HOUSING - 0.51%
Fomento de Construcciones y Contratas SA . . . . .      9,108      522,782
Grupo Dragados SA. . . . . . . . . . . . . . . . .     35,964      422,895
                                                               ------------
                                                                   945,677
                                                               ------------

FINANCIAL SERVICES  - 4.86%
Banco Bilbao Vizcaya SA. . . . . . . . . . . . . .    254,610    3,689,080
Banco Santander Central Hispano SA . . . . . . . .    365,854    3,821,499
Corporacion Bancaria de Espana SA (Argentaria) . .     62,048    1,417,516
                                                               ------------
                                                                 8,928,095
                                                               ------------

METAL - STEEL - 0.19%
Acerinox SA. . . . . . . . . . . . . . . . . . . .     11,715      343,479
                                                               ------------

MULTI-INDUSTRY - 0.21%
Autopistas Concesionaria Espanola SA . . . . . . .     31,358      368,086
Autopistas Concesionaria Espanola SA bonus rights
   (Exp. 7/12/1999). . . . . . . . . . . . . . . .     31,358       18,161
                                                               ------------
                                                                   386,247
                                                               ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                      SHARES/
                                                     PRINCIPAL       VALUE
                                                       AMOUNT      (NOTE 2)
                                                     ----------  -------------
SPAIN (CONTINUED)
REAL ESTATE - 0.03%
Inmobiliaria Metropolitana Vasco Central SA . . . .       2,368  $     46,506
Inmobiliaria Metropolitana Vasco Central SA rights
   (Exp. 7/26/1999) . . . . . . . . . . . . . . . .       2,368         2,302
                                                                 -------------
                                                                       48,808
                                                                 -------------

TELECOMMUNICATIONS - 1.47%
Telefonica SA . . . . . . . . . . . . . . . . . . .      56,105     2,710,291
                                                                 -------------

UTILITIES - GAS & ELECTRIC - 3.54%
Endesa SA . . . . . . . . . . . . . . . . . . . . .     116,840     2,498,887
Gas Natural SDG - E SA. . . . . . . . . . . . . . .      19,972     1,456,181
Iberdrola SA. . . . . . . . . . . . . . . . . . . .     122,474     1,870,807
Union Electrica Fenosa SA . . . . . . . . . . . . .      52,126       683,562
                                                                 -------------
                                                                    6,509,437
                                                                 -------------

TOTAL SPANISH SECURITIES
   (Identified Cost $7,353,147)                                    20,304,400
                                                                 -------------

THAILAND - 0.00%

FOOD & HOUSEHOLD PRODUCTS - 0.00%
Songkla Canning Public Co. Ltd.** (Identified
   Cost $24,030). . . . . . . . . . . . . . . . . .      38,100             0
                                                                 -------------


TOTAL COMMON STOCK
   (Identified Cost $94,958,336)                                  179,524,660
                                                                 -------------

SHORT-TERM INVESTMENTS - 1.39%
Federal National Mortgage Association Discount
   Note, 7/8/1999 . . . . . . . . . . . . . . . . .  $2,000,000     1,998,145
Dreyfus Treasury Cash Management Fund . . . . . . .     558,751       558,751
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $2,556,896)                                     2,556,896
                                                                 -------------

TOTAL INVESTMENTS - 99.03%
   (Identified Cost $97,515,232)                                  182,081,556

OTHER ASSETS, LESS LIABILITIES - 0.97%                              1,779,037
                                                                 -------------

NET ASSETS - 100%                                                $183,860,593
                                                                 =============




* Non-income producing security
** Securities have been determined to be illiquid, and have been valued at fair value by the Advisor.

The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $97,515,232 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . .  $89,020,860
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . .   (4,454,536)
                                                                       ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . .  $84,566,324
                                                                       ============








INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)     Percent
                                                     of Net Assets
                                                     --------------
Aerospace & Military Technology . . . . . . . . . .           0.27%
Airlines. . . . . . . . . . . . . . . . . . . . . .           0.24%
Automobiles . . . . . . . . . . . . . . . . . . . .           0.65%
Banking . . . . . . . . . . . . . . . . . . . . . .           4.44%
Beverage & Tobacco. . . . . . . . . . . . . . . . .           2.30%
Broadcast Services. . . . . . . . . . . . . . . . .           1.28%
Building Materials & Components . . . . . . . . . .           2.32%
Business & Public Services. . . . . . . . . . . . .           3.59%
Chemicals . . . . . . . . . . . . . . . . . . . . .           3.93%
Construction & Housing. . . . . . . . . . . . . . .           0.74%
Electrical & Electronics. . . . . . . . . . . . . .           6.69%
Energy Sources. . . . . . . . . . . . . . . . . . .           9.25%
Financial Services. . . . . . . . . . . . . . . . .           8.96%
Food & Household Products . . . . . . . . . . . . .           1.66%
Health & Personal Care. . . . . . . . . . . . . . .           4.77%
Industrial Components . . . . . . . . . . . . . . .           0.34%
Insurance . . . . . . . . . . . . . . . . . . . . .           6.45%
Investment Holding Companies. . . . . . . . . . . .           1.30%
Leisure & Tourism . . . . . . . . . . . . . . . . .           0.66%
Machinery & Engineering . . . . . . . . . . . . . .           5.63%
Materials & Commodities . . . . . . . . . . . . . .           1.78%
Merchandising . . . . . . . . . . . . . . . . . . .           4.76%
Metals-Steel. . . . . . . . . . . . . . . . . . . .           0.19%
Multi-Industry. . . . . . . . . . . . . . . . . . .           7.75%
Real Estate . . . . . . . . . . . . . . . . . . . .           0.03%
Retail. . . . . . . . . . . . . . . . . . . . . . .           0.23%
Telecommunications. . . . . . . . . . . . . . . . .           8.19%
Textiles & Apparel. . . . . . . . . . . . . . . . .           1.04%
Utilities - Gas & Electric. . . . . . . . . . . . .           8.18%
Wholesale - Special Lines . . . . . . . . . . . . .           0.02%
                                                     --------------
TOTAL COMMON STOCK. . . . . . . . . . . . . . . . .          97.64%
                                                     ==============



The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1999



ASSETS:
Investments, at value (identified cost $97,515,232)(Note 2). .  $182,081,556
Foreign currency, at value (cost $1,697,837) . . . . . . . . .     1,676,655
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .       664,365
Payable for securities sold. . . . . . . . . . . . . . . . . .       132,458
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        45,287
Receivable for fund shares sold. . . . . . . . . . . . . . . .        32,410
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   184,632,731
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       149,321
Accrued Directors' fees (Note 3) . . . . . . . . . . . . . . .         4,398
Payable for fund shares repurchased. . . . . . . . . . . . . .       572,968
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .        20,289
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        10,522
Other payables and accrued expenses. . . . . . . . . . . . . .        14,640
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       772,138
                                                                ------------

NET ASSETS FOR 11,060,829 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $183,860,593
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    110,609
Additional paid-in-capital . . . . . . . . . . . . . . . . . .    81,637,436
Undistributed net investment income. . . . . . . . . . . . . .       929,542
Accumulated net realized gain on investments . . . . . . . . .    16,667,545
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    84,515,461
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $183,860,593
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($183,860,593/11,060,829 shares) . . . . . . . . . . . . . . .  $      16.62
                                                                ============



The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999





INVESTMENT INCOME:
Dividends (net of foreign tax withheld $745,516). . . . . . .  $ 2,143,828
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .      165,233
                                                               ------------

Total Investment Income . . . . . . . . . . . . . . . . . . .    2,309,061
                                                               ------------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . . . . . .      932,746
Directors' fees (Note 3). . . . . . . . . . . . . . . . . . .        2,755
Custodian fee . . . . . . . . . . . . . . . . . . . . . . . .       60,453
Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .       16,030
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .       24,023
                                                               ------------

Total Expenses. . . . . . . . . . . . . . . . . . . . . . . .    1,036,007
                                                               ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .    1,273,054
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis) . . . . . . . . . . .    7,911,648
     Foreign currency and forward foreign currency
         exchange contracts and other assets and liabilities.    7,955,963
                                                               ------------

Net realized gain on investments. . . . . . . . . . . . . . .   15,867,611
                                                               ------------

Net change in unrealized appreciation (depreciation) on -
   Investments. . . . . . . . . . . . . . . . . . . . . . . .   (5,343,143)
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities. . . . . .      225,006
                                                               ------------

Net change in unrealized appreciation on investments. . . . .   (5,118,137)
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . .   10,749,474
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .  $12,022,528
                                                               ============



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                FOR THE
                                              SIX MONTHS
                                                 ENDED         FOR THE
                                                6/30/99      YEAR ENDED
                                              (UNAUDITED)     12/31/98
                                             -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income . . . . . . . . . . .  $  1,273,054   $  1,229,518
Net realized gain on investments. . . . . .    15,867,611      4,256,342
Net change in unrealized appreciation
   (depreciation) on investments. . . . . .    (5,118,137)    40,147,416
                                             -------------  -------------

Net increase from operations. . . . . . . .    12,022,528     45,633,276
                                             -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income. . . . . . . . .            --     (1,375,610)
From net realized gain on investments . . .            --     (5,728,238)
                                             -------------  -------------

Total distributions to shareholders . . . .            --     (7,103,848)
                                             -------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5). . . . . . . . . .   (27,420,759)   (38,526,473)
                                             -------------  -------------

Net increase (decrease) in net assets . . .   (15,398,231)         2,955

NET ASSETS:

Beginning of period. . . . . . . . . . . ..   199,258,824    199,255,869
                                             -------------  -------------

END OF PERIOD (including undistributed net
   investment income of $929,542 and
   ($343,512),  respectively) . . . . . . .  $183,860,593   $199,258,824
                                             =============  =============



The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



                                           FOR THE SIX
                                           MONTHS ENDED
                                             6/30/99                   FOR THE YEARS
                                           (UNAUDITED)     12/31/98      12/31/97       12/31/96    12/31/95    12/31/94
                                          --------------  ----------  ---------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF  PERIOD.  $       15.57   $   13.08   $        11.54   $    9.57   $    9.54   $   11.33
                                          --------------  ----------  ---------------  ----------  ----------  ----------


Income from investment operations:
   Net investment income . . . . . . . .          0.111       0.097            0.154       0.156       0.123       0.143
   Net realized and unrealized gain
      (loss) on investments. . . . . . .          0.939       2.948            2.992       1.976       0.262      (1.784)
                                          --------------  ----------  ---------------  ----------  ----------  ----------

Total from investment operations . . . .          1.050       3.045            3.146       2.132       0.385      (1.641)
                                          --------------  ----------  ---------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . .             --      (0.109)          (0.150)     (0.143)     (0.118)         --
   From paid-in-capital. . . . . . . . .             --          --               --          --      (0.160)         --
   From net realized gain on
       investments . . . . . . . . . . .             --      (0.446)          (1.456)     (0.019)     (0.077)     (0.149)
                                          --------------  ----------  ---------------  ----------  ----------  ----------

Total distributions to shareholders. . .             --      (0.555)          (1.606)     (0.162)     (0.355)     (0.149)
                                          --------------  ----------  ---------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . .  $       16.62   $   15.57   $        13.08   $   11.54   $    9.57   $    9.54
                                          ==============  ==========  ===============  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . .           6.74%      23.63%           27.70%      22.35%       4.14%    (14.48)%

Ratios to average net assets
    Supplemental Data:
    Expenses . . . . . . . . . . . . . .         1.11%2        1.12%            1.08%       1.12%       1.20%       1.18%
    Net investment income. . . . . . . .         1.36%2        0.59%            1.18%       1.46%       1.42%       1.38%

Portfolio turnover . . . . . . . . . . .              0%          0%              10%          2%         14%         31%

NET ASSETS - END OF PERIOD
 (000'S OMITTED) . . . . . . . . . . . .  $     183,861   $ 199,259   $      199,256   $ 149,331   $ 128,294   $  85,964
                                          ==============  ==========  ===============  ==========  ==========  ==========



1     Represents aggregate total return for the period indicated.
2     Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL INCOME TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTIONS OF INCOME AND GAINS (continued)
The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 1999, the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets. The fee amounted to $932,746 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $0 and $14,048,004, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:



             For the Six Months                   For the Year
                Ended 6/30/99                    Ended 12/31/98
             ---------------------------------   -------------------------------

                   Shares            Amount          Shares          Amount
             -------------------  -------------  ---------------  -------------
Sold. . . .             162,487   $  2,534,006        1,300,678   $ 19,592,425
Reinvested.                  --             --          480,490      6,973,915
Repurchased          (1,896,520)   (29,954,765)      (4,221,337)   (65,092,813)
             -------------------  -------------  ---------------  -------------
Total . . .          (1,734,033)  $(27,420,759)      (2,440,169)  $(38,526,473)
             ===================  =============  ===============  =============




6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

EXETER  FUND,  INC.
WORLD  OPPORTUNITIES  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

DEAR  SHAREHOLDERS:

We are pleased to report that investments we made late last summer and fall have helped the Series turn in very strong returns for the first half of 1999.

As you may recall from the discussion in the Series' Annual Report, we significantly increased the Series' investments in Asia and Latin America when those markets suffered sharp declines during the third quarter of 1998. At that time, we purchased the stocks of companies that we felt were good companies with good prospects at very low prices.

Even prior to this increase, a significant portion of the Series' portfolio was invested in these two regions. Rather than being the result of a particular investment theme, this was simply because we had identified many of the types of stocks we look for in those regions. These were good companies with strong market positions that make it difficult for competitors to take market share.

In the late summer of 1998, economic problems in Asia led to sharp decreases in the markets there. The trouble started in Thailand, but quickly spread to other Asian countries as well, leading many to refer to it as the "Asian Flu". Many economic problems, including high levels of non-performing debt, large current account deficits, and pegged currencies, led to the meltdown. The flu spread to Latin America, amid fears that those economies would also become depressed.

We believed that the extreme declines suffered in the Asian markets presented opportunities to increase our holdings in the region by purchasing the stocks of some very strong companies at bargain basement prices. In addition, we didn't believe that the Latin American situation was as severe as that in Asia. The economies there did have problems, but they did not suffer from the same high debt and high levels of excess capacity. Therefore, we used this opportunity to add to positions in both Asian and Latin American stocks, significantly increasing the Series' investments in these regions.

The panic conditions that allowed us to buy in to these securities is now beginning to subside. Policymakers in both regions are implementing reforms that are having a positive effect. There has been a dramatic change in expectations, and this has begun to show up in increasing share prices, with the trend accelerating over the last few months. Because of the Series' heavy weighting in stocks in these two regions, these changes have had a large impact on the Series' return for the period.

The success of an investment strategy is demonstrated not only by its success in choosing investments but also in its success in selling them. In keeping with our investment philosophy, we have sold some holdings that have reached fair value. At this time, our new purchases still include stocks of companies in Asia and Latin America, as we continue to find attractive opporunities in these areas. And as these markets continue to strengthen, we expect that these stocks will also turn in substantial returns over time.


As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDTED)

[graphic]
<pie  chart>

Data  for  pie  chart  to  follow:

Portfolio  Allocation  by  Country*  -  As  of  June  30,  1999

Argentina  -  2.2%
Australia  -  2.6%
Brazil  -  17.0%
Canada  -  10.1%
Chile  -  0.5%
China  -  3.7%
Finland  -  2.2%
Hong  Kong  -  19.9%
Indonesia  -  1.3%
Malaysia  -  2.2%
Mexico  -  14.2%
Peru  -  1.0%
Singapore  -  6.5%
South  Africa  -  1.2%
Venezuela  -  1.4%
United  Kingdom  -  12.6%
United  States  -  1.4%

*  As  a  percentage  of  common  stock.

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)


Exeter  Fund,  Inc.
World  Opportunities  Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           12,748         27.48%    27.48%
Inception 1  $           14,598         45.98%    14.38%




Morgan  Stanley  Capital
International  World  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           11,567         15.67%    15.67%
Inception 1  $           16,970         69.70%    20.66%




Morgan  Stanley  Capital  International
All  Country  World  ex  US  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           11,027         10.27%    10.27%
Inception 1  $           13,024         30.24%     9.83%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (06/30/99) as compared to the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World ex U.S Index. 2

[graphic]
<line chart>

Data for line chart to follow:



           Exeter Fund, Inc.   Morgan Stanley Capital   Morgan Stanley Capital
          World Opportunities      International       International All Country
Date            Series              World Index           World  ex US Index
09/06/96               10,000                  10,000                     10,000
12/31/96               10,482                  10,865                     10,398
12/31/97               11,301                  12,578                     10,576
12/31/98               10,806                  15,639                     12,066
06/30/99               14,598                  16,970                     13,024




1 Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,441 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and unlike Series returns, do not reflect any fees or expenses.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)



                                                                         VALUE
                                                           SHARES       (NOTE 2)
                                                         -----------  ------------
COMMON STOCK - 88.19%
AMUSEMENT & RECREATIONAL SERVICES - 1.97%
  Resorts World Bhd. (Malaysia)** . . . . . . . . . . .    2,050,000  $ 4,345,495
                                                                      ------------

APPLIANCES - 1.35%
  Brasmotor S.A. (Brazil) . . . . . . . . . . . . . . .   38,800,000    2,969,263
                                                                      ------------

BROADCAST SERVICES - 3.24%
  Television Broadcasts Ltd. (Hong Kong). . . . . . . .    1,525,000    7,154,684
                                                                      ------------

CHEMICALS & ALLIED PRODUCTS - 3.54%
  Celltech plc* (United Kingdom). . . . . . . . . . . .      450,000    3,478,608
  Orion-Yhtyma Oyj - B Shares (Finland) . . . . . . . .      182,000    4,327,279
                                                                      ------------
                                                                        7,805,887
                                                                      ------------

COMPUTER EQUIPMENT - 6.61%
   Founder Hong Kong Ltd. (Hong Kong) . . . . . . . . .   24,246,000    9,218,947
   Varitronix International Ltd. (Hong Kong). . . . . .    2,578,000    5,366,297
                                                                      ------------
                                                                       14,585,244
                                                                      ------------

CONCRETE PRODUCTS - 3.52%
   Cemex S.A. - ADR (Mexico). . . . . . . . . . . . . .      785,000    7,760,510
                                                                      ------------

CRUDE PETROLEUM & NATURAL GAS - 6.59%
   Gulf Canada Resources Ltd. - ADR (Canada). . . . . .    2,862,000   11,984,625
   Petroleo Brasileiro S.A. (Petrobras) - ADR
   (Brazil) . . . . . . . . . . . . . . . . . . . . . .      165,000    2,540,687
                                                                      ------------
                                                                       14,525,312
                                                                      ------------

DAIRY FARMS - 1.26%
   Dairy Farm International Holding Ltd. -
      ADR (Hong Kong) . . . . . . . . . . . . . . . . .    2,314,000    2,776,800
                                                                      ------------

DIAMONDS - 1.76%
  De Beers Consolidated Mines - ADR (South Africa). . .      100,000    2,387,500
  Fertilizantes Fosfatados S.A. - (Fosfertil) (Brazil).  451,100,000    1,494,215
                                                                      ------------
                                                                        3,881,715
                                                                      ------------

FOOD & BEVERAGE - 20.47%
  Coca-Cola Amatil  (Australia) . . . . . . . . . . . .    1,236,370    5,022,100
  Coca-Cola Femsa S.A. - ADR (Mexico) . . . . . . . . .      360,000    6,975,000
  Compania Cervejaria Brahma - S.A. (Brazil). . . . . .      550,000    6,221,875
  Diageo plc (United Kingdom) . . . . . . . . . . . . .      829,475    8,669,341
   NG Fung Hong Ltd. (Hong Kong). . . . . . . . . . . .    2,704,000    2,247,945
   Panamerican Beverages, Inc. - ADR (Mexico) . . . . .      260,000    6,191,250
   Vitasoy International Holdings Ltd. (Hong Kong). . .    4,508,000    1,583,323
   Unilever plc - ADR (United Kingdom). . . . . . . . .      221,249    8,241,525
                                                                      ------------
                                                                       45,152,359
                                                                      ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                                                     VALUE
                                                                        SHARES      (NOTE 2)
                                                                      ----------  ------------
HOLDING COMPANIES - 1.90%
  Invensys plc. -  ADR (United Kingdom). . . . . . . . . . . . . . .     443,056  $ 4,197,291
                                                                                  ------------

INDUSTRIAL & COMMERCIAL MACHINERY - 2.59%
  Creative Technology Ltd. - ADR* (Singapore). . . . . . . . . . . .     425,000    5,710,938
                                                                                  ------------

PAPER & ALLIED PRODUCTS - 10.48%
  Aracruz Celulose S.A. - ADR (Brazil) . . . . . . . . . . . . . . .     470,000   10,340,000
  Asia Pulp & Paper Co. Ltd. - ADR (Singapore) . . . . . . . . . . .     725,000    6,978,125
  Industrias Klabin de Papel e Celulose S.A.  (Brazil) . . . . . . .   6,670,000    3,390,221
  Votorantim Celulose e Papel S.A. (Brazil). . . . . . . . . . . . .  82,900,000    2,414,554
                                                                                  ------------
                                                                                   23,122,900
                                                                                  ------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.26%
  Eastman Kodak Co. (United States). . . . . . . . . . . . . . . . .      41,000    2,777,750
                                                                                  ------------

PLASTICS MATERIALS - 3.75%
   Beijing Yanhua Petrochemical Co.  Ltd. (China). . . . . . . . . .  11,778,000    2,656,616
   Beijing Yanhua Petrochemical Co. Ltd. - ADR (China) . . . . . . .      37,300      424,287
   Shanghai Petrochemical Co. Ltd. (China) . . . . . . . . . . . . .  13,612,000    3,210,645
   Shanghai Petrochemical Co. Ltd. - ADR (China) . . . . . . . . . .      86,000    1,983,375
                                                                                  ------------
                                                                                    8,274,923
                                                                                  ------------

PRINTING & PUBLISHING - 2.02%
  South China Morning Post - ADR (Holdings) Ltd.  (China). . . . . .   1,589,800    4,456,686
                                                                                  ------------

TELECOMMUNICATION SERVICES - 9.58%
  Compania Anonima Nacional Telefonos de
     Venezuela (CANTV) - ADR (Venezuela) . . . . . . . . . . . . . .     100,000    2,725,000
  Grupo Radio Centro S.A. - ADR (Mexico) . . . . . . . . . . . . . .     890,000    4,672,500
  Microcell Telecommunications, Inc. - ADR* (Canada) . . . . . . . .     240,000    1,875,000
  Telecommunicacoes Brasileiras S.A. (Telebras) - ADR PFD * (Brazil)      40,000    3,607,500
  Telecommunicacoes Brasileiras S.A. (Telebras) - ADR * (Brazil) . .      40,000        2,500
  Telecom Argentina S.A. - ADR (Argentina). . . . . . . . . . . . .       70,000    1,872,500
  Telefonica de Argentina S.A - ADR (Argentina) . . . . . . . . . .       75,000    2,353,125
  Telefonica del Peru S.A.A. - ADR (Peru) . . . . . . . . . . . . .      125,000    1,890,625
  TV Azteca S.A. - ADR (Mexico) . . . . . . . . . . . . . . . . . .      410,000    2,126,875
                                                                                  ------------
                                                                                   21,125,625
                                                                                  ------------

TOBACCO - 1.11%
  PT Hanjaya Mandala Sampoerna (Indonesia) . . . . . . . . . . . . .   1,070,000    2,454,751
                                                                                  ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)



                                                           SHARES/
                                                          PRINCIPAL       VALUE
                                                           AMOUNT       (NOTE 2)
                                                         -----------  -------------
TRANSPORTATION-RAILROAD - 4.74%
  Canadian National Railway Co. - ADR (Canada). . . . .       85,000  $  5,695,000
  Guangshen Railway Co. Ltd. - ADR (China). . . . . . .      625,000     4,765,625
                                                                      -------------
                                                                        10,460,625
                                                                      -------------

UTILITIES-ELECTRIC - 0.45%
  Enersis S.A. - ADR (Chile). . . . . . . . . . . . . .       42,925       981,909
                                                                      -------------

TOTAL COMMON STOCK
(Identified Cost $166,634,845)                                         194,520,667
                                                                      -------------

SHORT-TERM INVESTMENTS - 8.61%
  Federal Mortgage Corporation Discount Note, 1/4/1999.  $ 9,000,000     8,966,120
  U.S. Treasury Bill,  7/29/1999. . . . . . . . . . . .   10,000,000     9,967,333
  Dreyfus Treasury Cash Management Fund . . . . . . . .       56,777        56,777
                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $18,990,230)                                          18,990,230
                                                                      -------------

TOTAL INVESTMENTS - 96.80%
(Identified Cost $185,625,075)                                         213,510,897

OTHER ASSETS, LESS LIABILITIES - 3.20%                                   7,068,056
                                                                      -------------

NET ASSETS -100%                                                      $220,578,953
                                                                      =============



*Non-income producing security.
** Securities have been determined to be illiquid and have been valued at fair value by the Advisor.





FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $185,625,075 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 42,463,824
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .   (14,578,002)
                                                                                -------------

UNREALIZED APPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . .  $ 27,885,822
                                                                                =============



The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1999





ASSETS:
Investments, at value (identified cost $185,625,075)
    (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . .  $213,510,897
Foreign currency, at value (cost $1,097,746) . . . . . . . . .     1,054,369
Receivable for securities sold . . . . . . . . . . . . . . . .     6,238,935
Dividends receivable . . . . . . . . . . . . . . . . . . . . .       544,966
Receivable for fund shares sold. . . . . . . . . . . . . . . .        27,920
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   221,377,087
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3) . . . . . . . . . . . . . . .       187,556
Accrued Directors' fees (Note 3) . . . . . . . . . . . . . . .         4,288
Payable for fund shares repurchased. . . . . . . . . . . . . .       549,245
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .        34,230
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .         4,163
Other payables and accrued expenses. . . . . . . . . . . . . .        18,652
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       798,134
                                                                ------------

NET ASSETS FOR 19,123,829 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $220,578,953
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    191,240
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   157,487,090
Undistributed net investment income. . . . . . . . . . . . . .     3,981,811
Accumulated net realized gain on investments . . . . . . . . .    31,076,377
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    27,842,435
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $220,578,953
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
  ($220,578,953/19,123,829 shares) . . . . . . . . . . . . . .  $      11.53
                                                                ============




The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999





INVESTMENT INCOME:
Dividends (net of foreign tax withheld $322,466) . . . . . . . . . . .  $ 4,242,849
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      278,260
                                                                        ------------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . . . .    4,521,109
                                                                        ------------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . .    1,073,443
Directors' fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . .        2,755
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       89,260
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16,736
Registration and filing fees . . . . . . . . . . . . . . . . . . . . .        8,559
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,131
                                                                        ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,202,884
                                                                        ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . .    3,318,225
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments (identified cost basis). . . . . . . . . . . . . . . .   34,617,052
    Foreign currency, forward foreign currency exchange contracts and
        other assets and liabilities . . . . . . . . . . . . . . . . .      (40,241)
                                                                        ------------
Net realized gain on investments . . . . . . . . . . . . . . . . . . .   34,576,811
                                                                        ------------

Net change in unrealized appreciation (depreciation) on -
      Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .   28,339,386
       Foreign currency, forward foreign currency exchange contracts
         and other assets and liabilities. . . . . . . . . . . . . . .      (23,103)
                                                                        ------------
Net change in unrealized appreciation on investments . . . . . . . . .   28,316,283
                                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .   62,893,094
                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  $66,211,319
                                                                        ============



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS






                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/99        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/98
                                                        --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $         3,318,225   $     3,145,769
Net realized gain on investments . . . . . . . . . . .           34,576,811        10,471,176
Net change in unrealized appreciation
     on investments. . . . . . . . . . . . . . . . . .           28,316,283         4,242,212
                                                        --------------------  ----------------

Net increase from operations . . . . . . . . . . . . .           66,211,319        17,859,157
                                                        --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . .                   --        (3,194,797)
From net realized gain on investments. . . . . . . . .                   --       (14,305,423)
                                                        --------------------  ----------------

Total distributions to shareholders. . . . . . . . . .                   --       (17,500,220)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . . . .          (61,410,834)      120,204,580
                                                        --------------------  ----------------

Net increase in net assets . . . . . . . . . . . . . .            4,800,485       120,563,517

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . .          215,778,468        95,214,951
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
   income of $3,981,811 and $663,586, respectively). .  $       220,578,953   $   215,778,468
                                                        ====================  ================




The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS





                                                                                                      For the
                                              FOR THE SIX                                          PERIOD 9/6/96
                                                MONTHS                                            (COMMENCEMENT OF
                                             ENDED 6/30/99     FOR THE YEAR      FOR THE YEAR       OPERATIONS)
                                              (UNAUDITED)     ENDED 12/31/98    ENDED 12/31/97      TO 12/31/96
                                            ---------------  ----------------  ----------------  ------------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)
NET ASSET VALUE - BEGINNING  OF PERIOD           $8.55            $9.76             $10.42             $10.00
                                            ---------------  ----------------  ----------------  ------------------
Income from investment operations:
   Net investment income . . . . . . . . .           0.182             0.121             0.086               0.051
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .           2.798          (0.593)1             0.669               0.429
                                            ---------------  ----------------  ----------------  ------------------

Total from investment operations . . . . .           2.980            (0.472)            0.755               0.480
                                            ---------------  ----------------  ----------------  ------------------

Less distributions to shareholders:
   From net investment income. . . . . . .              --            (0.135)           (0.086)             (0.051)
   From net realized gain on investments .              --            (0.603)           (1.329)             (0.009)
                                            ---------------  ----------------  ----------------  ------------------

Total distributions to shareholders. . . .              --            (0.738)           (1.415)             (0.060)
                                            ---------------  ----------------  ----------------  ------------------

NET ASSET VALUE - END OF PERIOD. . . . . .  $        11.53   $          8.55   $          9.76   $           10.42
                                            ===============  ================  ================  ==================

Total return2. . . . . . . . . . . . . . .           35.09%           (4.38)%             7.81%               4.82%

Ratios of expenses (to average net assets)
   Supplemental Data:
   Expenses. . . . . . . . . . . . . . . .          1.12%3              1.13%             1.15%             1.17%3
   Net investment income . . . . . . . . .          3.09%3              2.30%             0.79%             1.54%3

Portfolio turnover . . . . . . . . . . . .               9%               52%               62%                  1%


NET ASSETS - END OF PERIOD (000'S OMITTED)  $      220,579   $       215,778   $        95,215   $          77,338
                                            ===============  ================  ================  ==================




1 The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2  Represents aggregate total return for the period indicated.
3  Annualized.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (The "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed or settled. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 1999 the Series had no open forward foreign currency exchange contracts.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets. The fee amounted to $1,073,443 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $18,924,741 and $96,462,544, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares of World Opportunities Series Class A Shares were:




             FOR THE SIX MONTHS                   FOR THE YEAR
                ENDED 6/30/99                    ENDED 12/31/98
             -------------------                 ---------------
                   Shares            Amount          Shares          Amount
             -------------------  -------------  ---------------  -------------
Sold. . . .             388,297   $  3,330,984       15,718,371   $124,416,600
Reinvested.                  --             --        2,113,935     17,233,683
Repurchased          (6,513,710)   (64,741,818)      (2,338,228)   (21,445,703)
             -------------------  -------------  ---------------  -------------
Total . . .          (6,125,413)  $(61,410,834)      15,494,078   $120,204,580
             ===================  =============  ===============  =============

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

EXETER  FUND,  INC.
GLOBAL  FIXED  INCOME  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

DEAR  SHAREHOLDERS:

The Global Fixed Income Series has been open since October of 1997. While it was the Latin American financial crisis that acted as the investment catalyst behind the activation on the Series, access to the greatest number of fixed income investment opportunities is the true reason for the Series' existence.

For more than a decade, Manning & Napier has acted upon an investment overview that inflation, and therefore interest rates, would move lower as the world's economies became increasingly interrelated. The so-called "globalization" of the world's economy increased the competitive environment and created a worldwide disinflationary environment. That has, in turn, pushed down inflation and interest rates around the world. Traditionally, international fixed income securities are introduced into a portfolio for diversification reasons. However, with interest rates converging around the world, diversification as an investment rationale may be losing some of its luster. Beyond diversification, however, there will always be individual opportunities in the global fixed income marketplace, and the Global Fixed Income Series provides a vehicle for us to take advantage of them.

As was mentioned earlier, the catalyst behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico). In our opinion, the increase in Latin American bond yields at the end of 1997 occurred in sympathy with the problems in the Pacific Rim. At that time, Manning & Napier was of the opinion that Latin America was different from the Pacific Rim. It became apparent, however, that while Latin America's problems were different from those of the Pacific Rim, the region had problems nonetheless.

Brazil was under the greatest pressure with currency reserves fleeing the country. Ultimately, Brazil was forced to abandon the controlled devaluation of its currency in January of 1999. The sharp decline of the Brazilian currency and the dramatic increase in Brazilian interest rates has pushed its economy into a recession, and given Brazil's economic relationship with Argentina, it too has seen its economy roll over. That caused the value of the bonds that we held in the Series to fall during the first quarter of 1999. However, when it became apparent that the recessions in Brazil and Argentina were not going to be as severe as originally anticipated, the Series' holdings in both countries bounced back nicely. While Mexican bonds also struggled during the first quarter of this year, their market value declines were nowhere near as pronounced. That can be traced to Mexico's economic relationship with the U.S. It is much greater than that of either Brazil or Argentina. By the end of the second quarter, Mexican bonds had more than recovered and were adding to, rather than subtracting from, the performance of the Series.

During the first six months of 1999, the Global Fixed Income Series posted a positive return (+1.45%), which was quite good given the negative performance of Merrill Lynch's U.S. Treasury Index (-2.41%) and their Global Government Bond Index (-5.68%). This positive return can be traced to more than the performance of the Mexican bonds. A bit more than 80% of the Series' assets were invested outside of Latin America. These investments included a Pacific Rim company, which lagged badly in 1998 but has performed nicely in 1999, and seven different developed countries. Investments in developed countries include U.S.securities. This can be traced to a positive overview on the U.S. dollar, plus the opportunity to invest in non-U.S. Treasury securities such as "putable" corporate bonds, yankee bonds, and selected mortgaged-backed securities. Outside of the U.S., the Series has invested in four other "English-speaking countries", Canada, the U.K., Australia, and New Zealand, as well as the relatively higher yielding government bonds of the European Monetary Union, Spain and Italy. The currency exposures associated with these latter two positions had been partially hedged to mitigate the currency risk, but those hedges were taken off during the first quarter of this year when our analysis showed that the risk of a further drop versus the dollar was very low. The bonds of Australia and New Zealand had also been hedged when they were first purchased, but those hedges have been taken off as well.

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

We at Manning & Napier are excited about the prospects of the Global Fixed Income Series because of the investment opportunities that it has opened up for us. While the performance of the Latin American investments has been decidedly mixed, we still believe that over a three to five year investment horizon, the Brazilian and Argentine securities will be strong contributors to the Series' overall performance. Our other investments have performed pretty much as expected because they have been based upon the same fixed income processes that have been so successful within the U.S. markets.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

[graphic]
<pie  chart>

Portfolio  Composition  *  -  As  of  June  30,  1999

Argentina  -  1.71%
Australia  -  7.83%
Brazil  -  7.21%
Canada  -  14.37%
Spain  -  3.17%
Italy  -  7.25%
Mexico  -  4.20%
New  Zealand  -  3.08%
United  Kingdom  -  4.66%
Corporate  Bonds  -  30.85%
U.S.  Government  Securities  -  7.86%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 7.81%

*  As  a  percentage  of  net  assets.

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)


Exeter  Fund,  Inc.
Global Fixed Income Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,234          2.34%     2.34%
Inception 1  $           10,635          6.35%     3.76%



Merrill  Lynch  Global  Government  Bond  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,493          4.93%     4.93%
Inception 1  $           10,593          5.93%     3.52%



Merrill  Lynch  U.S.  Treasury  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,305          3.05%     3.05%
Inception 1  $           10,910          9.10%     5.37%



The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (06/30/99) as compared to the Merrill Lynch Global Government Bond Index and the Merrill Lynch U.S. Treasury Bond Index. 2

[graphic]
<line  chart>

Data  for  line  graph  to  follow:



          Exeter Fund, Inc.    Merrill Lynch
            Global Fixed     Global Government     Merrill Lynch
Date        Income Series       Bond Index      U.S. Treasury Index
10/31/97             10,000             10,000               10,000
12/31/97             10,200              9,841               10,161
12/31/98             10,483             11,231               11,180
06/30/99             10,635             10,593               10,910



1 Performance numbers for the Series and Indices are calculated from October 31,1997, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 514 Global Government bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value market value weighted measure of approximately 155 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  JUNE  30,  1999  (UNAUDITED)



                                                                  Principal      Value
                                                        Currency    Amount      (Note 2)
                                                        --------  ----------  ------------
ARGENTINA - 1.71%
       Republic of Argentina, 11.375%, 1/30/2017
       (Identified Cost $2,058,127). . . . . . . . . .  USD        2,000,000  $ 1,747,500
                                                                              ------------

AUSTRALIA - 7.83%
       Australian Government, 8.75%, 1/15/2001 . . . .  AUD        5,320,000    3,736,393
       Australian Government, 6.75%, 11/15/2006. . . .  AUD        6,140,000    4,245,703
                                                                              ------------

      TOTAL AUSTRALIAN SECURITIES
       (Identified Cost $8,411,906)                                             7,982,096
                                                                              ------------

BRAZIL -  7.21%
       Federal Republic of Brazil, 10.125%, 5/15/2027
       (Identified Cost $8,275,000). . . . . . . . . .  USD       10,000,000    7,344,000
                                                                              ------------

CANADA - 14.37%
       Canadian Government, 4.75%, 9/15/1999 . . . . .  CAD        1,875,000    1,281,479
       Canadian Government, 5.50%, 9/1/2002. . . . . .  CAD        1,845,000    1,265,428
       Canadian Government, 7.25%, 6/1/2007. . . . . .  CAD       11,745,000    8,910,653
       Canadian Government, 6.00%, 6/1/2008. . . . . .  CAD        4,500,000    3,184,053
                                                                              ------------

      TOTAL CANADIAN SECURITIES
        (Identified Cost $14,864,270)                                          14,641,613
                                                                              ------------

ITALY - 7.25%
       Buoni Poliennali del Tesoro, 7.50%, 10/1/1999 .  EUR        3,421,521    3,578,877
       Buoni Poliennali del Tesoro, 6.25%, 3/1/2002. .  EUR        3,460,255    3,815,141
                                                                              ------------

      TOTAL ITALIAN SECURITIES
      (Identified Cost $7,975,131)                                              7,394,018
                                                                              ------------

MEXICO - 4.20%
       United Mexican States, 11.50%, 5/15/2026
        (Identified Cost $3,451,500) . . . . . . . . .  USD        3,900,000    4,279,080
                                                                              ------------

NEW ZEALAND - 3.08%
       New Zealand Government, 6.50%, 2/15/2000. . . .  NZD        3,065,000    1,657,657
       New Zealand Government, 8.00%, 11/15/2006 . . .  NZD        2,550,000    1,479,788
                                                                              ------------

      TOTAL NEW ZEALAND SECURITIES
       (Identified Cost $3,651,007)                                             3,137,445
                                                                              ------------

SPAIN - 3.17%
       Bonos Y Oblig Del Estado, 7.90%, 2/28/2002
       (Identified Cost $3,416,851). . . . . . . . . .  EUR        2,812,736    3,233,016
                                                                              ------------

UNITED KINGDOM - 4.66%
       United Kingdom Bond, 8.00%, 12/07/2000
       (Identified Cost $5,008,025). . . . . . . . . .  BP         2,900,000    4,746,604
                                                                              ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                                      Principal       Value
                                                            Currency    Amount      (Note 2)
                                                            --------  ----------  -------------
UNITED STATES - 42.83%
      U.S. GOVERNMENT AGENCIES - 7.86%
       Federal Home Loan Mortgage Corp. Discount
          Note, 5.125%, 10/15/2008 . . . . . . . . . . . .  USD       $2,000,000  $  1,814,668
       GNMA, POOL #417346, 6.00%, 4/15/2026. . . . . . . .  USD        5,534,366     5,187,234
       GNMA, POOL #441545, 9.00%, 3/15/2027. . . . . . . .  USD          952,195     1,010,601
                                                                                  -------------

      TOTAL U.S. GOVERNMENT AGENCIES
       (Identified Cost $8,300,423)                                                  8,012,503
                                                                                  -------------

CORPORATE BONDS - 30.85%
       Asia Pulp & Paper, 3.50%, 4/30/2003 . . . . . . . .  USD        5,140,000     3,855,000
       Bayer Corp., 6.20%, 2/15/2028 . . . . . . . . . . .  USD        2,000,000     1,945,360
       Canadian National Railway, 6.90%, 7/15/2028 . . . .  USD        3,000,000     2,754,036
       General Electric, 7.44%, 12/11/2002 . . . . . . . .  USD        2,300,000     2,377,503
       Gulf Canada Resources, 8.375%, 11/15/2005 . . . . .  USD        2,000,000     1,965,000
       Merrill Lynch & Co., Stock Linked Note (Telebras),
          11/28/2003 . . . . . . . . . . . . . . . . . . .  USD        5,000,000     4,532,500
       Motorola, Inc., 6.50%, 9/1/2025 . . . . . . . . . .  USD        3,000,000     2,963,268
       Oracle Corp., 6.91%, 2/15/2007. . . . . . . . . . .  USD        2,000,000     1,922,452
       PDVSA Finance Ltd., 8.75%, 2/15/2004. . . . . . . .  USD        2,000,000     2,005,480
       Pemex Finance Ltd., 5.72%, 11/15/2003 . . . . . . .  USD        2,500,000     2,469,025
       Pemex Finance Ltd., 6.125%, 11/15/2003. . . . . . .  USD          500,000       500,655
       Tembec Industries, Inc., 8.625%, 6/30/2009. . . . .  USD          250,000       248,750
       Xerox Corp., 6.25%, 11/15/2026. . . . . . . . . . .  USD        3,990,000     3,904,151
                                                                                  -------------

TOTAL CORPORATE BONDS
(Identified Cost $33,966,794)                                                       31,443,180
                                                                                  -------------


SHORT-TERM INVESTMENTS - 4.12%
       Federal National Mortgage  Corp. Discount Note,
          9/15/1999. . . . . . . . . . . . . . . . . . . .  USD        3,800,000     3,759,407
       Dreyfus Treasury Cash Management Fund . . . . . . .  USD          436,535       436,535
                                                                                  -------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,195,942)                                                         4,195,942
                                                                                  -------------

TOTAL INVESTMENTS - 96.31%
(Identified Cost $103,574,976)                                                      98,156,997

OTHER ASSETS, LESS LIABILITIES - 3.69%                                               3,763,981
                                                                                  -------------

NET ASSETS -100%                                                                  $101,920,978
                                                                                  =============



KEY:

AUD- Australian Dollar                BP- British Pound
CAD- Canadian Dollar                  EUR- Euro
NZD- New Zealand Dollar               USD- United States Dollar

The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized depreciation based on identified cost for federal tax purposes of $103,574,976 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,087,333
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . .   (6,505,312)
                                                                            ------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . .  $(5,417,979)
                                                                            ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)
JUNE 30, 1999




ASSETS:
Investments, at value (identified cost $103,574,976)(Note 2) .  $98,156,997
Foreign currency, at value (cost $2,737,622) . . . . . . . . .    2,578,284
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      571,854
Interest receivable . . . . . . . . . . . . . . . . . . . . . .   1,334,788
Receivable for fund shares sold . . . . . . . . . . . . . . . .       5,450
                                                               -------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .  102,647,373
                                                               -------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . . . .      84,480
Accrued Directors' fees (Note 3) . . . . . . . . . . . . . . .        4,389
Payable for fund shares repurchased . . . . . . . . . . . . . .     585,664
Registration and filing fees payable . . . . . . . . . . . . .       22,492
Payable for closed forward foreign currency exchange
     contracts (Note 2). . . . . . . . . . . . . . . . . . . .        8,060
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        9,452
Custodian fee payable . . . . . . . . . . . . . . . . . . . . .       6,643
Other payables and accrued expenses . . . . . . . . . . . . . .       5,215
                                                               -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      726,395
                                                               -------------

NET ASSETS FOR 10,400,513 SHARES
OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . . . . . $101,920,978
                                                               =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . . $    104,005
Additional paid-in-capital . . . . . . . . . . . . . . . . . .  103,851,180
Undistributed net investment income . . . . . . . . . . . . . .   3,149,150
Accumulated net realized gain on investments . . . . . . . . .      281,340
Net unrealized depreciation on investments, foreign currency,
  and other assets and liabilities . . . . . . . . . . . . . .   (5,464,697)
                                                               -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . .   $101,920,978
                                                               =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE

($101,920,978/10,400,513 shares)                               $      9.80
                                                               ===========



The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999



INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 3,643,052
                                                          ------------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . . .      549,333
Directors' fees (Note 3) . . . . . . . . . . . . . . . .        2,755
Custodian fee. . . . . . . . . . . . . . . . . . . . . .       14,876
Registration and filing fees . . . . . . . . . . . . . .       16,639
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .       13,898
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .        9,893
                                                          ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . .      607,394
                                                          ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    3,035,658
                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain on-
    Investments (identified cost method) . . . . . . . .       28,037
    Foreign currency and forward foreign currency
        exchange contracts . . . . . . . . . . . . . . .      683,377
                                                          ------------
Net realized gain on investments . . . . . . . . . . . .      711,414
                                                          ------------

Net change in unrealized depreciation on-
    Investments. . . . . . . . . . . . . . . . . . . . .   (1,899,275)
    Foreign currency, forward foreign currency exchange
          contracts, and other assets and liabilities . .    (145,314)
                                                          ------------
Net unrealized depreciation on investments . . . . . . .   (2,044,589)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                         (1,333,175)
                                                          ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                       $ 1,702,483
                                                           ============




The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS





                                                            FOR THE SIX MONTHS
                                                              ENDED 6/30/99       FOR THE YEAR
                                                               (UNAUDITED)        ENDED 12/31/98
                                                           --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . .      $     3,035,658   $     6,953,613
Net realized gain on investments. . . . . . . . . . . . .              711,414         1,263,097
Net change in unrealized depreciation on investments and
     forward foreign currency contracts . . . .  . . . .            (2,044,589)       (4,861,731)
                                                               ----------------     -------------
Net increase from operations . . . . . . . . . . . . . .             1,702,483         3,354,979
                                                               ----------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE2):

From net investment income. . . . . . . . . . . . . . . .                   --        (7,343,129)
From realized gain on investments . . . . . . . . . . . .                   --        (1,231,571)
                                                               ----------------  ----------------
Total distribution to shareholders. . . . . . . . . . . .                   --        (8,574,700)
                                                               ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net decrease from capital share
    transactions (Note 5) . . . . . . . . . . . . . . . .          (18,574,222)       (3,159,203)
                                                               ----------------  ----------------

Net decrease in net assets. . . . . . . . . . . . . . . .          (16,871,739)       (8,378,924)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . .          118,792,717       127,171,641
                                                               ----------------  ----------------

END OF PERIOD (including undistributed net investment
     income of  $3,149,150 and  $113,492) . . . . . . . .      $   101,920,978   $   118,792,717
                                                               ================  ================



The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS





                                                For the Six Months
                                                  Ended 6/30/99        For the Year        For the Period
                                                   (unaudited)        Ended 12/31/98    10/31/97 to 12/31/97
                                               --------------------  ----------------  ----------------------
Per share data (for a share outstanding
   throughout each period):
NET ASSET VALUE  - BEGINNING OF PERIOD. . . .  $              9.66   $         10.12   $               10.00
                                               --------------------  ----------------  ----------------------
Income from investment operations:
  Net investment income . . . . . . . . . . .                0.294             0.597                   0.081
  Net realized and unrealized gain (loss) on
     investments. . . . . . . . . . . . . . .               (0.154)           (0.322)                  0.118
                                               --------------------  ----------------  ----------------------
Total from investment operations. . . . . . .                0.140             0.275                   0.199
                                               --------------------  ----------------  ----------------------

Less distributions to shareholders:
  From net investment income. . . . . . . . .                   --            (0.629)                 (0.079)
  From realized gain on investments . . . . .                   --            (0.106)                     --
                                               --------------------  ----------------  ----------------------
From distributions to shareholders. . . . . .                   --            (0.735)                 (0.079)
                                               --------------------  ----------------  ----------------------

NET ASSET VALUE- END OF PERIOD. . . . . . . .  $              9.80   $          9.66   $               10.12
                                               ====================  ================  ======================
Total return 1. . . . . . . . . . . . . . . .                 1.45%             2.78%                   2.00%
Ratios to average net assets
  Supplemental Data:
   Expenses . . . . . . . . . . . . . . . . .               1.11%2              1.10%                 1.09%2
   Net investment income. . . . . . . . . . .               5.53%2              5.75%                 4.75%2

Portfolio turnover. . . . . . . . . . . . . .                    5%               29%                      3%

NET ASSETS-END OF PERIOD (000'S OMITTED). . .  $           101,921   $       118,793   $             127,172
                                               ====================  ================  ======================



1 Represents aggregate total return for the period indicated.
2 Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

1.     ORGANIZATION
Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTION  OF  INCOME  AND  GAINS  (continued)
The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At June 30, 1999, the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets. The fee amounted to $549,333 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $5,234,367 and $0, respectively. Purchases and sales of United States Government securities, other than short-term securities were $0 and $21,967,740, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Global  Fixed  Income  Series  were:



             For the Six Months                   For the Year
                Ended 6/30/99                    Ended 12/31/98
             -------------------
                   Shares            Amount          Shares          Amount
             -------------------  -------------  ---------------  -------------
Sold. . . .             266,615   $  2,586,910          787,498   $  8,046,051
Reinvested.                  --             --          860,110      8,297,448
Repurchased          (2,169,485)   (21,161,132)      (1,912,940)   (19,502,702)
             -------------------  -------------  ---------------  -------------
Total . . .          (1,902,870)  $(18,574,222)        (265,332)  $ (3,159,203)
             ===================  =============  ===============  =============




6.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

EXETER FUND, INC.
NEW YORK TAX EXEMPT SERIES
SEMI-ANNUAL REPORT
JUNE 30, 1999

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

DEAR  SHAREHOLDERS:

Looking back to the start of the year, the fortunes of the municipal bond market appeared quite good. At that time, the consensus forecast for the economy was that its growth rate would probably moderate from the fourth quarter's frothy levels. Inflation pressures were non-existent, and with long-term municipal bond yields on par with U.S. Treasuries, municipal bond demand was expected to be very robust. Unfortunately the financial markets are in a perpetual state of flux, and what was expected to be a friendly market environment became decidedly unfriendly during the second quarter of the year.

Starting with the economic fundamentals, after stumbling during the second and third quarter of last year, the economy bounced backed nicely during the fourth quarter. That has carried over into the first two quarters of this year, driven primarily by consumer spending. A business community that continues to invest in itself has also helped. There have even been promising signs of growth in the Pacific Rim region, Russia, and to a lesser extent Latin America. That has allayed some of the fears surrounding the possible impact of net exports on the overall rate of domestic economic growth.

As for the inflation environment, what had been a positive six months ago has now become a negative. Last fall, and into the winter, commodity prices had fallen so far that in many instances they were below their cost of production. While that helped pull down the rate of inflation, prices were so low, they had nowhere to go but up -- especially with the modest improvement in the economies of some of the emerging markets. The current fear is that rising commodity prices will translate into higher inflation, and that has negatively impacted all bond markets.

The relative value of municipal bonds held up quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market was such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter as the fundamentals and the supply-demand situation combined to push municipal bond yields higher.

With the change in the municipal bond market environment, interest rates moved higher. For example, one-year AAA-rated general obligation bond yields rose from 3.10% to 3.50%, a 40 basis point increase, since the beginning of the year. Intermediate-term bond yields rose even more with 5-year AAA-rated general obligation bond yields going from 3.80% to 4.40% (a 60 basis point increase) and 15-year yields going from 4.60% to 5.10% (a 50 basis point increase). Long term municipal yields rose as well with 30-year AAA-rated general obligation bond yields beginning the year at 4.90% and finishing the month of June 40 basis points higher at 5.30%. The net effect of these rate increases was a negative total return in most sectors of the municipal market. Merrill Lynch's long-term municipal bond index was down about 1.75% during the first six months of this year, while their intermediate index was down about 1.00%. Short-term munis (i.e. those with maturities of 1 to 3 years) posted modestly positive returns of just over 1.00%.

The New York Tax Exempt Series was not immune from the adverse bond market environment. Our emphasis on high quality and extended duration has been a winning strategy in recent years, but did not help over the past six months.
Periods of underperformance will happen as the cyclical factors exert their influence. Investors should always remember that growth, inflation, and municipal bond yields will never move lower and simply stay there. On the contrary, there have been, and will continue to be cyclical pressures that push all three higher and lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investment decisions should continue to be based on the expectation of a benign inflation environment. That means cyclical increases in inflation and the associated spikes in interest rates may buying opportunities. Conversely, significant dips in rates will be viewed as opportunities to sell. That is the long-term investment perspective that has driven, and continues to drive, our fixed income investment process.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

[graphic]
<pie  chart>
Data  for  pie  chart  to  follow:

Portfolio  Composition  1  -  As  of  6/30/99

General  Obligation  Bonds  -  59%
Revenue  Bonds  -  39%
Pre-Refunded  Bonds  -  2%

1  As  a  percentage  of  municipal  securities.

[graphic]
<pie  chart>

Quality  Ratings  2  -  As  of  6/30/99

Aaa  -  81%
Aa  -  15%
A  -  4%

2  Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)

Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,134          1.34%     1.34%
Five Years.  $           13,338         33.38%     5.93%
Inception 1  $           12,618         26.18%     4.36%




Merrill  Lynch
Intermediate  Municipal  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,271          2.71%     2.71%
Five Years.  $           13,521         35.21%     6.21%
Inception 1  $           13,064         30.64%     5.02%



The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (06/30/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2

[graphic]
<line  chart>

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.              Merrill Lynch
Date      New York Tax Exempt Series  Intermediate Municipal Index
01/17/94                      10,000                        10,000
12/31/94                       9,318                         9,719
12/31/95                      10,882                        11,020
12/31/96                      11,243                        11,532
12/31/97                      12,180                        12,419
12/31/98                      12,853                        13,197
06/30/99                      12,618                        13,064




1 The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  JUNE  30,  1999  (UNAUDITED)




                                                               CREDIT
                                                               RATING*    PRINCIPAL     VALUE
                                                             (UNAUDITED)    AMOUNT    (NOTE 2)
                                                             -----------  ----------  ---------
NEW YORK MUNICIPAL SECURITIES - 98.40%
Albany County, G.O. Bond, 5.75%, 6/1/2010 . . . . . . . . .  Aaa          $  200,000  $208,792
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007 . .  Aaa             200,000   198,270
Auburn Central School District, G.O. Bond, 4.55%
  12/1/2006 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             385,000   382,401
Bayport-Blue Point Union Free School District, G.O. Bond,
    5.60%, 6/15/2012. . . . . . . . . . . . . . . . . . . .  Aaa             250,000   262,745
Brighton Central School District, G.O. Bond, 5.40%
    6/1/2012. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   255,383
Brockport Central School District, G.O. Bond, 5.50%
     6/15/2015. . . . . . . . . . . . . . . . . . . . . . .  Aaa             300,000   304,665
Broome County Public Safety, Certificate Participation,
    5.00%, 4/1/2006 . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   254,567
Buffalo General Improvement, G.O. Bond, Series A,
     4.75%,  2/1/2004 . . . . . . . . . . . . . . . . . . .  Aaa             500,000   505,730
Buffalo Municipal Water Authority, Revenue Bond, Series A,
      5.00%, 7/1/2019 . . . . . . . . . . . . . . . . . . .  Aaa           1,000,000   946,760
Buffalo Municipal Water Authority, Revenue Bond, Series B,
     5.00%, 7/1/2028. . . . . . . . . . . . . . . . . . . .  Aaa             750,000   698,003
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009. . .  Aaa             250,000   251,520
Buffalo, G.O. Bond, 5.00%, 12/1/2009. . . . . . . . . . . .  Aaa             150,000   150,915
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010 . . . . . . .  Aaa             250,000   253,000
Cattaraugus County Public Improvement, G.O. Bond, 5.00%,
    8/1/2007. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             300,000   304,974
Chittenango Central School District, G.O. Bond,  5.375%,
    6/15/2016 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   201,090
Colonie, G.O. Bond, 5.20%, 8/15/2008. . . . . . . . . . . .  Aaa             100,000   103,203
Cortlandville, G.O. Bond, 5.40%, 6/15/2013. . . . . . . . .  Aaa             155,000   158,968
Dryden Central School District, G.O. Bond, 5.50%,
     6/15/2011. . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   203,864
East Aurora Union Free School District, G.O. Bond,
    5.20%,  6/15/2011 . . . . . . . . . . . . . . . . . . .  Aaa             300,000   306,699
East Hampton, G.O. Bond, 4.625%, 1/15/2007. . . . . . . . .  Aaa             175,000   174,611
East Hampton, G.O. Bond, 4.625%, 1/15/2008. . . . . . . . .  Aaa             175,000   173,838
Eastchester Public Improvement, G.O. Bond, Series B,
    4.9%, 10/15/2011. . . . . . . . . . . . . . . . . . . .  Aaa             385,000   386,378
Ellenville Central School District, G.O. Bond, 5.375%,
     5/1/2009 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             210,000   219,213
Ellenville Central School District, G.O. Bond, Series B,
     5.70%, 5/1/2011. . . . . . . . . . . . . . . . . . . .  Aaa             700,000   734,216
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009 . . . .  Aaa             100,000   103,513
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025. . . . .  Aaa             400,000   401,268
Fillmore Central School District, G.O. Bond, 5.25%,
      6/15/2015 . . . . . . . . . . . . . . . . . . . . . .  Aaa             300,000   302,601



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                               CREDIT
                                                               RATING*    PRINCIPAL      VALUE
                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
                                                             -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Gloversville City School District, G.O. Bond, 5.00%,
    6/15/2005 . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $  350,000  $  358,131
Greene Central School District, G.O. Bond, 5.25%,
      6/15/2012 . . . . . . . . . . . . . . . . . . . . . .  Aaa             195,000     198,748
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008. .  Aaa             370,000     370,314
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014. .  Aaa             505,000     492,557
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016. .  Aaa             400,000     385,404
Hamburg Central School District, G.O. Bond, 5.375%,
    6/1/2014. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             600,000     607,566
Hempstead Town, G.O. Bond, Series B, 5.625%, 2/1/2010 . . .  Aaa             200,000     208,772
Holland Central School District, G.O. Bond, 6.125%,
    6/15/2010 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             245,000     265,737
Huntington, G.O. Bond, 5.90%, 1/15/2007 . . . . . . . . . .  Aaa             300,000     321,042
Huntington, G.O. Bond, 5.875%, 9/1/2009 . . . . . . . . . .  Aaa             250,000     264,568
Indian River Central School District, G.O. Bond, Second
   Series, 4.30%, 12/15/2003. . . . . . . . . . . . . . . .  Aaa             475,000     475,755
Irvington Union Free School District, G.O. Bond, Series B,
   5.10%, 7/15/2005 . . . . . . . . . . . . . . . . . . . .  Aaa             275,000     282,466
Jamesville-Dewitt Central School District, G.O. Bond,
    5.75%, 6/15/2009. . . . . . . . . . . . . . . . . . . .  Aaa             420,000     447,174
Jordan-El Bridge Central School District, G.O. Bond,
    5.875%, 6/15/2008 . . . . . . . . . . . . . . . . . . .  Aaa             500,000     533,480
Le Roy Central School District, G.O. Bond, 0.10%,
    6/15/2008 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000     229,516
Middletown City School District, G.O. Bond, Series A,
    5.50%, 11/15/2005 . . . . . . . . . . . . . . . . . . .  Aaa             175,000     184,002
Monroe County Public Improvement - Pre-refunded, G.O.
   Bond, 6.00%, 3/1/2002. . . . . . . . . . . . . . . . . .  Aaa              95,000      99,375
Monroe County Public Improvement - Pre-refunded, G.O.
   Bond, 6.00%, 3/1/2002. . . . . . . . . . . . . . . . . .  Aaa             390,000     409,964
Monroe County Public Improvement - Pre-refunded,   G.O.
   Bond, 6.10%, 6/1/2015. . . . . . . . . . . . . . . . . .  Aaa              20,000      21,811
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.00%, 3/1/2002 . . . . . . . . . . . . . . .  Aaa              15,000      15,670
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.10%, 6/1/2015 . . . . . . . . . . . . . . .  Aaa             180,000     196,303
Monroe County Public Improvement, G.O. Bond, 4.90%,
    6/1/2005. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000     254,488
Monroe County Water Authority, Revenue Bond, Series B,
   5.25%, 8/1/2011. . . . . . . . . . . . . . . . . . . . .  Aa3             500,000     503,600
Monroe County Water Authority, Revenue Bond,
   5.00%, 8/1/2019. . . . . . . . . . . . . . . . . . . . .  Aa3           1,700,000   1,615,170



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO- JUNE 30, 1999 (UNAUDITED)




                                                             CREDIT
                                                             RATING*    PRINCIPAL      VALUE
                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
                                                           -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Water Improvement, G.O. Bond, 5.25%,
     2/1/2017 . . . . . . . . . . . . . . . . . . . . . .  Aa2          $  320,000  $  318,170
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005 . . .  Aaa             300,000     305,310
Nassau County General Improvement, G.O. Bond, Series U,
   5.25%, 11/1/2014 . . . . . . . . . . . . . . . . . . .  Aaa             335,000     333,231
Nassau County General Improvement, G.O. Bond, Series V,
   5.25%, 3/1/2015. . . . . . . . . . . . . . . . . . . .  Aaa             385,000     381,728
New Castle, G.O. Bond, 4.75%, 6/1/2010. . . . . . . . . .  Aa1             450,000     442,089
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007 . . .  Aaa             175,000     189,079
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.375%, 6/15/2019. . . . . . . . . . . . . .  Aaa             250,000     249,538
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.50%, 6/15/2019 . . . . . . . . . . .  Aaa           1,000,000   1,002,490
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.125%, 6/15/2030. . . . . . . . . . .  Aaa           1,000,000     944,500
New York City, G.O. Bond, Series K, 5.50%,  4/1/2007. . .  Aaa             500,000     519,770
New York City, G.O. Bond, Series 1, 5.00%, 5/15/2028. . .  Aaa           1,900,000   1,768,387
New York Government Assistance Corp., Revenue Bond,
   Series A, 5.90%, 4/1/2013. . . . . . . . . . . . . . .  Aaa             500,000     528,320
New York Government Assistance Corp., Revenue Bond,
   Series A, 6.00%, 4/1/2024. . . . . . . . . . . . . . .  A3              250,000     260,822
New York State Dorm Authority, Revenue Bond, 5.00%,
    7/1/2022. . . . . . . . . . . . . . . . . . . . . . .  Aaa           2,000,000   1,882,800
New York State Environmental Facilities Corp. Pollution
   Control, Revenue Bond, Series A,  4.65%, 6/15/2007 . .  Aaa             250,000     248,060
New York State Environmental Facilities Corp. Pollution
   Control, Revenue Bond, Series A,  5.20%, 6/15/2015 . .  Aaa             250,000     248,655
New York State Environmental Pollution Control, Revenue
   Bond Pooled LN-B, 6.65%, 9/15/2013 . . . . . . . . . .  Aaa             500,000     539,785
New York State Environmental Facilities Corp. Pollution
   Control, Revenue Bond, Series E, 5.00%, 6/15/2012. . .  Aaa             200,000     197,370
New York State Housing Finance Agency, State University
   Construction, Revenue Bond, Series A, 8.00%, 5/1/2011.  Aaa             250,000     309,858
New York State Local Government Assistance Corp.,
   Revenue Bond, Series C, 5.00%, 4/1/2021. . . . . . . .  Aaa             750,000     711,818
New York State Local Government Assistance Corp.,
   Revenue Bond, Series D, 5.00%, 4/1/2023. . . . . . . .  Aaa           1,375,000   1,296,501
New York State Medical Care Facility, Financial Agency,
   Revenue Bond, 7.75%, 2/15/2020 . . . . . . . . . . . .  Aaa             380,000     397,640
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017. . . . . .  Aa2             500,000     495,655



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO- JUNE 30, 1999 (UNAUDITED)




                                                              CREDIT
                                                              RATING*    PRINCIPAL      VALUE
                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                            -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014 . . . . . . . . . . . . . . . . . . . .  Aaa          $  500,000  $  520,215
New York State Power Authority, Revenue Bond, Series CC,
    5.25%, 1/1/2018. . . . . . . . . . . . . . . . . . . .  Aaa             250,000     262,122
New York State Power Authority Revenue & General
   Purpose, Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005 .  Aaa             250,000     258,565
New York State Thruway Authority, Highway & Bridge,
   Revenue Bond, Series B, 5.75%, 4/1/2006 . . . . . . . .  Aaa             100,000     105,889
New York State Thruway Authority, Highway & Bridge,
   Revenue Bond, Series C, 5.00%, 4/1/2016 . . . . . . . .  A3              950,000     900,343
New York State Thruway Authority, Highway & Bridge,
   Revenue Bond, Series A, 5.25%, 4/1/2017 . . . . . . . .  Aaa             555,000     546,764
New York State Thruway Authority, Revenue Bond, Series
    A, 5.50%, 1/1/2023 . . . . . . . . . . . . . . . . . .  Aaa           1,020,000   1,052,416
New York State Thruway Authority, Revenue Bond, Series
   B, 4.90%, 1/1/2007. . . . . . . . . . . . . . . . . . .  Aaa             450,000     452,736
New York State Urban Development Correctional Capital
    Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014. .  Aaa             500,000     503,535
New York State Urban Development Corp.  Correctional
   Facility, Revenue Bond, Series G, 7.00%, 1/1/2017 . . .  Aaa              50,000      51,906
New York State Urban Development, Revenue Bond,
     5.375%, 7/1/2022. . . . . . . . . . . . . . . . . . .  Aaa             400,000     391,984
New York, G.O. Bond, 8.00%, 3/15/2016. . . . . . . . . . .  Aaa             500,000     523,425
New York, G.O. Bond, Series B, 5.125%, 3/1/2018. . . . . .  A2            1,000,000     964,410
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011. . .  Aaa             400,000     403,076
Niagara County, G.O. Bond, 5.90%, 7/15/2014. . . . . . . .  Aaa             350,000     365,750
North Syracuse Central School District, G.O. Bond, 5.50%,
      6/15/2011. . . . . . . . . . . . . . . . . . . . . .  Aaa             295,000     304,446
Onondaga County, G.O. Bond, 5.85%, 2/15/2002 . . . . . . .  Aa2             300,000     311,862
Penfield Central School District, G.O. Bond, 5.20%,
      6/15/2010. . . . . . . . . . . . . . . . . . . . . .  Aaa             560,000     572,975
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011. . . . .  Aaa             150,000     157,366
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012. . . . .  Aaa             350,000     365,918
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006 . . . . .  Aaa             250,000     250,707
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020 . . . . .  Aaa             250,000     241,445
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022 . . . . .  Aaa              95,000      91,343
Rome, G.O. Bond, 5.20%, 12/1/2010. . . . . . . . . . . . .  Aaa             390,000     395,105
Sands Point, G.O. Bond, 6.70%, 11/15/2014. . . . . . . . .  A2a             700,000     775,264
Schenectady, G.O. Bond, 5.30%, 2/1/2011. . . . . . . . . .  Aaa             250,000     254,007
South County Central School District Brookhaven, G.O.
   Bond, 5.50%, 9/15/2007. . . . . . . . . . . . . . . . .  Aaa             380,000     394,934



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                              CREDIT
                                                              RATING*    PRINCIPAL    VALUE
                                                            (UNAUDITED)   AMOUNT     (NOTE 2)
                                                            -----------  ---------  ----------
NEW YORK MUNICIPAL SECURITIES (continued)
South Huntington Union Free School District, G.O. Bond,
     5.00%,  9/15/2016 . . . . . . . . . . . . . . . . . .  Aaa           $325,000   $314,769
South Huntington Union Free School District, G.O. Bond,
    5.10%, 9/15/2017 . . . . . . . . . . . . . . . . . . .  Aaa            100,000     97,560
Steuben County Public Improvement, G.O. Bond, 5.60%,
      5/1/2006 . . . . . . . . . . . . . . . . . . . . . .  Aaa            500,000    517,845
Suffolk County Water Authority, Revenue Bond, 5.10%,
      6/1/2009 . . . . . . . . . . . . . . . . . . . . . .  Aaa            250,000    252,900
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013. . .  Aaa            400,000    400,960
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019 . . .  Aaa            895,000    813,958
Suffolk County Water Authority, Series A, Revenue Bond,
    5.00%, 6/1/2017. . . . . . . . . . . . . . . . . . . .  Aaa            400,000    384,420
Sullivan County Public Improvement, G.O. Bond, 5.125%,
     3/15/2013 . . . . . . . . . . . . . . . . . . . . . .  Aaa            330,000    328,495
Three Village Central School District, G.O. Bond, 5.375%,
     6/15/2007 . . . . . . . . . . . . . . . . . . . . . .  Aaa            230,000    239,430
Tioga County Public Improvement, G.O. Bond, 5.25%,
     3/15/2005 . . . . . . . . . . . . . . . . . . . . . .  Aaa            250,000    257,005
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011. .  Aa2            135,000    140,982
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013. .  Aa2            300,000    308,910
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014. .  Aa2            300,000    307,305
Tompkins County Public Improvement, G.O. Bond, Series B,
     5.10%, 4/1/2020 . . . . . . . . . . . . . . . . . . .  Aa2            400,000    385,580
Triborough Bridge & Tunnel Authority, Revenue Bond,
   Series A, 5.00%, 1/1/2012 . . . . . . . . . . . . . . .  Aa3            500,000    491,340
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, 5.00%, 1/1/2017 . . . . . . . . . . . . .  Aa3            250,000    238,225
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%,  1/1/2019. . . . . . . .  Aaa            300,000    272,622
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 5.125%,  1/1/2022 . . . . . . .  Aa3          1,700,000  1,622,497
Tri-Valley Central School District, G.O. Bond,  5.60%,
    6/15/2008. . . . . . . . . . . . . . . . . . . . . . .  Aaa            120,000    126,199
Westchester County, G.O. Bond, Series A, 4.75%,
   12/15/2008. . . . . . . . . . . . . . . . . . . . . . .  Aaa            250,000    249,805
Westchester County, G.O. Bond, Series A, 4.75%,
     12/15/2009. . . . . . . . . . . . . . . . . . . . . .  Aaa            250,000    248,772
Westchester County, G.O. Bond, Series B, 4.30%,
     12/15/2010. . . . . . . . . . . . . . . . . . . . . .  Aaa            215,000    201,739
Westchester County, G.O. Bond, Series B, 4.30%,
     12/15/2011. . . . . . . . . . . . . . . . . . . . . .  Aaa            100,000     92,740
White Plains, G.O. Bond, 4.50%, 9/1/2005 . . . . . . . . .  Aa1            180,000    180,374




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                              CREDIT     PRINCIPAL
                                                              RATING*     AMOUNT/       VALUE
                                                            (UNAUDITED)    SHARES      (NOTE 2)
                                                            -----------  ----------  ------------
NEW YORK MUNICIPAL SECURITIES (continued)
White Plains, G.O. Bond, 4.50%, 9/1/2007 . . . . . . . . .  Aa1          $  315,000  $   311,381
William Floyd Union Free School District, G.O. Bond,
     5.70%, 6/15/2008. . . . . . . . . . . . . . . . . . .  Aaa             405,000      428,559
Williamsville Central School District, G.O. Bond, 5.375%,
     5/1/2004. . . . . . . . . . . . . . . . . . . . . . .  Aaa             800,000      832,184
Wyandanch Union Free School District, G.O. Bond, 5.60%,
     4/1/2017. . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000      512,795
                                                                                     ------------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $52,506,345)                                                      52,738,235
                                                                                     ------------

SHORT-TERM INVESTMENTS - 0.28%
Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $152,613)                                          152,613      152,613
                                                                                     ------------

TOTAL INVESTMENTS - 98.68%
   (Identified Cost $52,658,958)                                                      52,890,848

OTHER ASSETS, LESS LIABILITIES - 1.32%                                                   706,516
                                                                                     ------------

NET ASSETS - 100%                                                                    $53,597,364
                                                                                     ============




KEY-
G.O. Bond - General Obligation Bond
Ref. - Referendum


* Credit Ratings from Moody's (unaudited)




FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $52,658,958 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . .  $1,170,645
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . .    (938,755)
                                                                       -----------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . .  $  231,890
                                                                       ===========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1999



ASSETS:
Investments, at value (identified cost $52,658,958)(Note 2)  $52,890,848
Interest receivable . . . . . . . . . . . . . . . . . . . .      735,694
Receivable for fund shares sold . . . . . . . . . . . . . .       12,560
                                                             -----------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   53,639,102
                                                             -----------

LIABILITIES:
Accrued management fees (Note 3). . . . . . . . . . . . . .       22,203
Accrued Directors' fees (Note 3). . . . . . . . . . . . . .        4,366
Audit fee payable . . . . . . . . . . . . . . . . . . . . .        8,665
Payable for fund shares redeemed. . . . . . . . . . . . . .          605
Other payables and accrued expenses . . . . . . . . . . . .        5,899
                                                             -----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       41,738
                                                             -----------

NET ASSETS FOR 5,292,079 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $53,597,364
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    52,920
Additional paid-in-capital. . . . . . . . . . . . . . . . .   52,905,137
Undistributed net investment income . . . . . . . . . . . .      365,393
Accumulated net realized gain on investments. . . . . . . .       42,024
Net unrealized appreciation on investments. . . . . . . . .      231,890
                                                             -----------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $53,597,364
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($53,597,364 / 5,292,079 shares). . . . . . . . . . . . .  $     10.13
                                                             ===========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999



INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,417,211
                                                          ------------

EXPENSES:
Management fees (Note 3) . . . . . . . . . . . . . . . .      143,011
Directors' fees (Note 3) . . . . . . . . . . . . . . . .        2,755
Transfer agent fees (Note 3) . . . . . . . . . . . . . .        6,864
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .        7,439
Custodian fee. . . . . . . . . . . . . . . . . . . . . .        5,093
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .        5,945
                                                          ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . .      171,107
                                                          ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    1,246,104
                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized gain on investments (identified cost basis)       61,874
Net change in unrealized appreciation on investments . .   (2,316,277)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS . . . . . . . . . . . . . . . . . . . . .   (2,254,403)
                                                          ------------

NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS. . . . . . . . . . . . . . . . . . .  $(1,008,299)
                                                          ============




The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                  FOR THE SIX MONTHS
                                                    ENDED 6/30/99        FOR THE YEAR
                                                     (UNAUDITED)        ENDED 12/31/98
                                                 --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income . . . . . . . . . . . . .  $         1,246,104   $     2,092,347
Net realized gain (loss) on investments . . . .               61,874               (38)
Net change in unrealized appreciation
   on investments . . . . . . . . . . . . . . .           (2,316,277)          556,299
                                                 --------------------  ----------------
Net increase (decrease) from operations . . . .           (1,088,299)        2,648,608
                                                 --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income. . . . . . . . . . .           (1,020,481)       (2,050,623)
                                                 --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
    transactions (Note 5) . . . . . . . . . . .           (5,146,290)       14,493,132
                                                 --------------------  ----------------

Net increase (decrease) in net assets . . . . .           (7,175,070)       15,091,117

NET ASSETS:

Beginning of period . . . . . . . . . . . . . .           60,772,434        45,681,317
                                                 --------------------  ----------------

END OF PERIOD (including undistributed net
   investment income of $365,393 and $139,770,
   respectively). . . . . . . . . . . . . . . .  $        53,597,364   $    60,772,434
                                                 ====================  ================






The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS




                                                 FOR THE
                                                   SIX
                                                  MONTHS
                                                  ENDED
                                                 6/30/99      FOR THE YEARS ENDED
                                               (UNAUDITED)         12/31/98          12/31/97    12/31/96    12/31/95
                                               ------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $     10.51   $              10.37   $    9.98   $   10.07   $    8.98
                                               ------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
   Net investment income. . . . . . . . . . .        0.235                  0.427       0.431       0.422       0.404
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .       (0.425)                 0.138       0.384      (0.102)      1.086
                                               ------------  ---------------------  ----------  ----------  ----------

Total from investment operations. . . . . . .       (0.190)                 0.565       0.815       0.320       1.490
                                               ------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .       (0.190)                (0.425)     (0.425)     (0.410)     (0.400)
                                               ------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $     10.13   $              10.51   $   10.37   $    9.98   $   10.07
                                               ============  =====================  ==========  ==========  ==========

Total return1 . . . . . . . . . . . . . . . .       (1.83)%                  5.53%       8.33%       3.32%      16.78%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .       0.60%2                   0.61%       0.61%       0.61%       0.65%
    Net investment income . . . . . . . . . .       4.36%2                   4.17%       4.36%       4.41%       4.36%

Portfolio turnover. . . . . . . . . . . . . .            0%                     3%          2%          6%          0%

NET ASSETS - END OF PERIOD
    (000'S OMITTED) . . . . . . . . . . . . .  $    53,597   $             60,772   $  45,681   $  37,325   $  28,817
                                               ============  =====================  ==========  ==========  ==========



                                                  FOR THE
                                                  PERIOD
                                                  1/17/94
                                                 (COMM. OF
                                                OPERATIONS)
                                                TO 12/31/94
                                               -------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $      10.00
                                               -------------

Income from investment operations:
   Net investment income. . . . . . . . . . .         0.338
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .        (1.020)
                                               -------------

Total from investment operations. . . . . . .        (0.682)
                                               -------------

Less distributions to shareholders:
   From net investment income . . . . . . . .        (0.338)
                                               -------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $       8.98
                                               =============

Total return1 . . . . . . . . . . . . . . . .        (6.82)%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .        0.79%2
    Net investment income . . . . . . . . . .        3.82%2

Portfolio turnover. . . . . . . . . . . . . .             6%

NET ASSETS - END OF PERIOD
    (000'S OMITTED) . . . . . . . . . . . . .  $     17,301
                                               =============



1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL INCOME TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTION OF INCOME AND GAINS (continued) reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets. The fee amounted to $143,011 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $6,864 for the six months ended June 30, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $0 and $4,020,573, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited)

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of New York Tax Exempt Series were:



             For the Six Months                  For the Year
                Ended 6/30/99                   Ended 12/31/98
             -------------------                -----------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  ------------
Sold. . . .             114,814   $ 1,196,906        1,763,211   $18,531,432
Reinvested.              95,568       983,999          191,072     2,000,958
Repurchased            (698.880)   (7,327,195)        (577,357)   (6,039,258)
             -------------------  ------------  ---------------  ------------
Total . . .            (488,498)  $(5,146,290)       1,376,926   $14,493,132
             ===================  ============  ===============  ============



6.     FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 1999.

7.     CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same exte

EXETER  FUND,  INC.
OHIO  TAX  EXEMPT  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

DEAR  SHAREHOLDERS:

Looking back to the start of the year, the fortunes of the municipal bond market appeared quite good. At that time, the consensus forecast for the economy was that its growth rate would probably moderate from the fourth quarter's frothy levels. Inflation pressures were non-existent, and with long-term municipal bond yields on par with U.S. Treasuries, municipal bond demand was expected to be very robust. Unfortunately the financial markets are in a perpetual state of flux, and what was expected to be a friendly market environment became decidedly unfriendly during the second quarter of the year.

Starting with the economic fundamentals, after stumbling during the second and third quarter of last year, the economy bounced backed nicely during the fourth quarter. That has carried over into the first two quarters of this year, driven primarily by consumer spending. A business community that continues to invest in itself has also helped. There have even been promising signs of growth in the Pacific Rim region, Russia, and to a lesser extent Latin America. That has allayed some of the fears surrounding the possible impact of net exports on the overall rate of domestic economic growth.

As for the inflation environment, what had been a positive six months ago has now become a negative. Last fall, and into the winter, commodity prices had fallen so far that in many instances they were below their cost of production. While that helped pull down the rate of inflation, prices were so low, they had nowhere to go but up -- especially with the modest improvement in the economies of some of the emerging markets. The current fear is that rising commodity prices will translate into higher inflation, and that has negatively impacted all bond markets.

The relative value of municipal bonds held up quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market was such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter as the fundamentals and the supply-demand situation combined to push municipal bond yields higher.

With the change in the municipal bond market environment, interest rates moved higher. For example, one-year AAA-rated general obligation bond yields rose from 3.10% to 3.50%, a 40 basis point increase, since the beginning of the year. Intermediate-term bond yields rose even more with 5-year AAA-rated general obligation bond yields going from 3.80% to 4.40% (a 60 basis point increase) and 15-year yields going from 4.60% to 5.10% (a 50 basis point increase). Long term municipal yields rose as well with 30-year AAA-rated general obligation bond yields beginning the year at 4.90% and finishing the month of June 40 basis points higher at 5.30%. The net effect of these rate increases was a negative total return in most sectors of the municipal market. Merrill Lynch's long-term municipal bond index was down about 1.75% during the first six months of this year, while their intermediate index was down about 1.00%. Short-term munis (i.e. those with maturities of 1 to 3 years) posted modestly positive returns of just over 1.00%.

The Ohio Tax Exempt Series was not immune from the adverse bond market environment. Our emphasis on high quality and extended duration has been a winning strategy in recent years, but did not help over the past six months.
Periods of underperformance will happen as the cyclical factors exert their influence. Investors should always remember that growth, inflation, and municipal bond yields will never move lower and simply stay there. On the contrary, there have been, and will continue to be cyclical pressures that push all three higher and lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investment decisions should continue to be based on the expectation of a benign inflation environment. That means cyclical increases in inflation and the associated spikes in interest rates may buying opportunities. Conversely, significant dips in rates will be viewed as opportunities to sell. That is the long-term investment perspective that has driven, and continues to drive, our fixed income investment process.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

[graphic]
<pie  chart>

Data  for  Pie  Chart  to  follow:

Portfolio  Composition  1  -  As  of  6/30/99

General  Obligation  Bonds  -  60%
Revenue  Bonds  -  40%

1  As  a  percentage  of  municipal  securities.

[graphic]
<pie  chart>

Data  for  pie  chart  to  follow:

Quality  Ratings  2  -  As  of  6/30/99

Aaa  -  90%
Aa  -  8%
A  -  2%

2  Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)


Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,112          1.12%     1.12%
Five Years.  $           13,234         32.34%     5.76%
Inception 1  $           12,625         26.25%     4.43%




Merrill  Lynch
Intermediate  Municipal  Index



                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
06/30/99         Investment       Cumulative     Annual
-----------  ------------------  -------------  --------
One Year. .  $           10,271          2.71%     2.71%
Five Years.  $           13,521         35.21%     6.21%
Inception 1  $           13,050         30.50%     5.07%




The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (06/30/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2

[graphic]
<line  chart>

Data  for  line  chart  to  follow:




          Exeter Fund, Inc.       Merrill Lynch Intermediate
Date . .  Ohio Tax Exempt Series  Municipal Index
02/14/94                  10,000                      10,000
12/31/94                   9,377                       9,709
12/31/95                  10,985                      11,009
12/31/96                  11,331                      11,520
12/31/97                  12,228                      12,406
12/31/98                  12,882                      13,183
06/30/99                  12,625                      13,050



1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  JUNE  30,  1999  (UNAUDITED)



                                                                    CREDIT
                                                                    RATING*    PRINCIPAL     VALUE
                                                                  (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                  -----------  ----------  ---------

OHIO MUNICIPAL SECURITIES - 95.99%
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001 . . . . . . . . .  Aaa          $   65,000  $ 65,043
Akron Waterworks, Revenue Management Bond, 5.70%,
   3/1/2007. . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             100,000   104,960
Allen County, G.O. Bond, 5.30%, 12/1/2007. . . . . . . . . . . .  Aaa             100,000   102,309
Amherst Police & Jail Facility, G.O. Bond, 5.375%,12/1/2012. . .  Aaa              50,000    51,209
Avon Lake, G.O. Bond, 5.70%, 12/1/2006 . . . . . . . . . . . . .  A                60,000    62,350
Avon Lake, G.O. Bond, 6.00%, 12/1/2009 . . . . . . . . . . . . .  A                40,000    42,090
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022 . .  Aaa             500,000   481,200
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014 . . . . .  Aaa              60,000    63,755
Belmont County, G.O. Bond, 5.15%, 12/1/2010. . . . . . . . . . .  Aaa             100,000   101,420
Canton City School District, G.O. Bond, 5.85%, 12/1/2007 . . . .  Aaa              40,000    43,279
Chagrin Falls Exempt Village School District, G.O. Bond,
   5.55%, 12/1/2022. . . . . . . . . . . . . . . . . . . . . . .  Aa3             100,000   101,091
Cincinnati, G.O. Bond, 4.60%, 12/1/2003. . . . . . . . . . . . .  Aal              50,000    50,536
Cleveland City School District, G.O. Bond, 5.875%, 12/1/2011 . .  Aaa             125,000   132,296
Cleveland Public Power Systems Ref., G.O. Bond, 5.00%,
    11/15/2024 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000   471,195
Cleveland Waterworks Ref & Impt., Revenue Bond, Series I,
    5.00% ,1/1/2028. . . . . . . . . . . . . . . . . . . . . . .  Aaa             265,000   248,936
Columbus Sewer Improvement Number 28, G.O. Bond,
   6.00%, 5/1/2011 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             155,000   166,564
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008. . . . . . . . .  Aaa              50,000    52,046
Crawford County, G.O. Bond, 6.75%, 12/1/2019 . . . . . . . . . .  Aaa             175,000   197,215
Delaware City School District, G.O. Bond, 5.00%, 12/01/2025. . .  Aaa             450,000   423,599
Delaware City School District, Construction & Impt., G.O.
   Bond, Series B, 5.20%, 12/1/2016. . . . . . . . . . . . . . .  Aaa             100,000    99,362
Erie County Revenue Ref & Impt., G.O. Bond, 4.75%, 10/1/2019 . .  Aaa             175,000   160,274
Franklin County, G.O. Bond, 4.95%, 12/1/2004 . . . . . . . . . .  Aaa              50,000    51,263
Franklin County, G.O. Bond, 5.50%, 12/1/2013 . . . . . . . . . .  Aaa             100,000   101,724
Genoa Local School District, G.O. Bond, 5.40%, 12/1/2027 . . . .  Aaa             150,000   151,953
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              30,000    30,224
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020.  Aaa             225,000   215,021



The accompanying notes are nan integral part of the financial statements.

INVESTMENT PORTOFLIO - JUNE 30, 1999 (UNAUDITED)



                                                                 CREDIT
                                                                 RATING*    PRINCIPAL     VALUE
                                                               (UNAUDITED)    AMOUNT    (NOTE 2)
                                                               -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES (CONTINUED)
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022 .  Aaa          $   60,000  $ 58,887
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021. . .  Aaa             115,000   115,673
Lakewood City School District, G.O. Bond, 5.55%,
12/1/2013 . . . . . . . . . . . . . . . . . . . . . . . . . .  A1              100,000   102,929
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006 . .  Aaa              50,000    52,822
Mahoning County, G.O. Bond, 5.70%, 12/1/2009. . . . . . . . .  Aaa             150,000   157,763
Mentor, G.O. Bond, 5.25%, 12/01/2017. . . . . . . . . . . . .  Aa3             100,000    98,144
Montgomery County, G.O. Bond, 5.30%, 9/1/2007 . . . . . . . .  Aa3              65,000    66,527
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
   Bond, 5.60%, 9/1/2011. . . . . . . . . . . . . . . . . . .  Aaa             100,000   103,469
North Olmstead, G.O. Bond, 5.00%, 12/1/2016 . . . . . . . . .  Aaa             125,000   121,179
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006.  Aaa              65,000    68,716
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013.  Aaa              40,000    43,142
Ohio, G.O. Bond, 6.50%, 8/1/2011. . . . . . . . . . . . . . .  Aal              50,000    52,864
Ohio Building Authority, State Facilities - Administration
   Building, Revenue Bond, 5.50%, 10/1/2005 . . . . . . . . .  Aaa              50,000    52,362
Ohio Higher Education Facility, University of Dayton
Project, Revenue Bond, 5.80%, 12/1/2019 . . . . . . . . . . .  Aaa             100,000   102,795
Ohio State Infrastructure Improvement, G.O. Bond, 5.20%,
   8/1/2010 . . . . . . . . . . . . . . . . . . . . . . . . .  Aal             250,000   253,895
Ohio State Turnpike, Revenue Bond, Series A, 5.40%,
   2/15/2009. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   257,415
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
   2/15/2017. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             125,000   134,246
Ohio State Water Development Authority Ref. & Impt.  -
   Pure Water, Revenue Bond, 5.75%, 12/1/2005 . . . . . . . .  Aaa              60,000    63,146
Ohio State Water Development Authority Pure Water,
    Revenue  Bond, Series I, 6.00%, 12/1/2016 . . . . . . . .  Aaa              40,000    43,008
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014 . . . . . . . . .  Aaa             100,000    99,890
Ohio State Water Development Authority, Revenue Bond,
    5.125%, 12/01/2023. . . . . . . . . . . . . . . . . . . .  Aaa             300,000   288,081
Ontario Local School District, G.O. Bond,  5.00%, 12/1/2023 .  Aaa             500,000   473,670
Ottawa County, G.O. Bond, 5.45%, 9/1/2006 . . . . . . . . . .  Aaa              30,000    31,499
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019 . . . . . . . . . . . . . . .  Aaa             150,000   149,716



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                             CREDIT
                                                             RATING*    PRINCIPAL      VALUE
                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
                                                           -----------  ----------  -----------
OHIO MUNICIPAL SECURITIES (CONTINUED)
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013 . . . . . . . . . . . . . . . . . . .  Aaa          $   50,000  $   52,281
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017. . . . . . . . . . . . . . . . . . . . . . .  Aaa             175,000     190,885
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
   5.30%, 10/1/2012 . . . . . . . . . . . . . . . . . . .  Aaa             110,000     110,118
South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006. . . . . . . . .  Aaa             100,000     100,490
Stark County, G.O. Bond, 5.70%, 11/15/2017. . . . . . . .  Aaa             100,000     102,546
Summit County, G.O. Bond, 5.75%, 12/1/2008. . . . . . . .  Aaa             175,000     184,084
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017. . .  Aaa             185,000     200,803
Toledo, G.O. Bond, 5.95%, 12/1/2015 . . . . . . . . . . .  Aaa             175,000     185,957
Trumbull County, G.O. Bond, 6.20%, 12/1/2014. . . . . . .  Aaa             100,000     107,606
Warren, G.O. Bond, 5.20%, 11/15/2013. . . . . . . . . . .  Aaa              50,000      51,778
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015.  Aaa             140,000     141,442
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020. . . .  Aal             295,000     297,475
Wood County, G.O. Bond, 5.40%, 12/1/2013. . . . . . . . .  Aa3              50,000      50,348
Youngstown, G.O. Bond, 6.125%, 12/1/2014. . . . . . . . .  Aaa              50,000      53,528
                                                                                    -----------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $8,423,393)                                                      8,592,093
                                                                                    -----------

SHORT-TERM INVESTMENTS - 5.23%
   Dreyfus Municipal Reserves
   (Identified Cost $468,279)                                              468,279     468,279
                                                                                    -----------

TOTAL INVESTMENTS - 101.22%
   (Identified Cost $8,891,672)                                                      9,060,372

LIABILITIES, LESS OTHER ASSETS - (1.22)%                                              (108,957)
                                                                                    -----------

NET ASSETS - 100%                                                                   $8,951,415
                                                                                    ===========




Key - G.O. Bond - General Obligation Bond
Hos. - Hospital
Med. Ctr. - Medical Center
Impt. -  Improvement
Ref. - Refunding


*Credit Ratings from Moody's (unaudited)


The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)






FEDERAL TAX INFORMATION:

At June 30, 1999 the net unrealized appreciation based on identified cost for federal income tax purposes of $8,891,672 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 325,122
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . .   (156,422)
                                                                               ----------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . . . .  $ 168,700
                                                                               ==========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1999




ASSETS:
Investments, at value (identified cost $8,891,672)(Note 2)  $9,060,372
Interest receivable. . . . . . . . . . . . . . . . . . . .      66,810
                                                            ----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   9,127,182
                                                            ----------


LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . .       3,702
Accrued Directors' fees (Note 3) . . . . . . . . . . . . .       4,367
Transfer agent fees payable (Note 3) . . . . . . . . . . .         178
Payable for securities purchased . . . . . . . . . . . . .     150,135
Audit fee payable. . . . . . . . . . . . . . . . . . . . .      12,841
Other payables and accrued expenses. . . . . . . . . . . .       4,544
                                                            ----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .     175,767
                                                            ----------

NET ASSETS FOR 872,245 SHARES OUTSTANDING. . . . . . . . .  $8,951,415
                                                            ==========

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    8,722
Additional paid-in-capital . . . . . . . . . . . . . . . .   8,659,044
Undistributed net investment income. . . . . . . . . . . .      60,312
Accumulated net realized gain on investments . . . . . . .      54,637
Net unrealized appreciation on investments . . . . . . . .     168,700
                                                            ----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $8,951,415
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($8,951,415/872,245 shares). . . . . . . . . . . . . . . .  $    10.26
                                                            ==========



The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 1999




INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $ 279,020
                                                          ----------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . .     27,454
Directors' fees (Note 3) . . . . . . . . . . . . . . . .      2,755
Transfer agent fees (Note 3) . . . . . . . . . . . . . .      1,318
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .      6,248
Custodian fee. . . . . . . . . . . . . . . . . . . . . .      1,488
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .      3,746
                                                          ----------

Total Expenses . . . . . . . . . . . . . . . . . . . . .     43,009
                                                          ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .    236,011
                                                          ----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     54,990
Net change in unrealized appreciation on investments . .   (452,034)
                                                          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS . . . . . . . . . . . . . . . . . . . .   (397,044)
                                                          ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $(161,033)
                                                          ==========



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS




                                                        FOR THE SIX MONTHS
                                                          ENDED 6/30/99        FOR THE YEAR
                                                           (UNAUDITED)        ENDED 12/31/98
                                                       --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . .  $           236,011   $       414,097
Net realized gain on investments. . . . . . . . . . .               54,990               426
Net change in unrealized appreciation on investments.             (452,034)           85,980
                                                       --------------------  ----------------

Net increase (decrease) from operations . . . . . . .             (161,033)          500,503
                                                       --------------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income. . . . . . . . . . . . . .             (191,585)         (405,764)
                                                       --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share. . . . . .           (3,265,253)        3,168,569
                                                       --------------------  ----------------


Net increase (decrease) in net assets . . . . . . . .           (3,617,871)        3,263,308

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . .           12,569,286         9,305,978
                                                       --------------------  ----------------

END OF PERIOD(including undistributed net investment
   income of $60,312 and $15,886, respectively) . . .  $         8,951,415   $    12,569,286
                                                       ====================  ================




The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS






                                                FOR THE SIX
                                                MONTHS ENDED
                                                  6/30/99                   FOR THE YEARS ENDED
                                                (UNAUDITED)     12/31/98         12/31/97          12/31/96    12/31/95
                                               --------------  ----------  ---------------------  ----------  ----------

THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $       10.66   $   10.53   $              10.18   $   10.31   $    9.18
                                               --------------  ----------  ---------------------  ----------  ----------

Income from investment operations:
   Net investment income* . . . . . . . . . .          0.246       0.430                  0.446       0.439       0.419
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .         (0.456)      0.125                  0.344      (0.129)      1.136
                                               --------------  ----------  ---------------------  ----------  ----------

Total from investment operations. . . . . . .         (0.210)      0.555                  0.790       0.310       1.555
                                               --------------  ----------  ---------------------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .         (0.190)     (0.425)                (0.440)     (0.438)     (0.425)
   From net realized gain on investments. . .             --          --                     --      (0.002)         --
                                               --------------  ----------  ---------------------  ----------  ----------

Total distributions to shareholders . . . . .         (0.190)     (0.425)                (0.440)     (0.440)     (0.425)
                                               --------------  ----------  ---------------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $       10.26   $   10.66   $              10.53   $   10.18   $   10.31
                                               ==============  ==========  =====================  ==========  ==========

Total return 1. . . . . . . . . . . . . . . .         (1.99)%       5.35%                  7.92%       3.16%      17.14%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses*. . . . . . . . . . . . . . . . .         0.78%2        0.79%                  0.79%       0.85%       0.85%
   Net investment income* . . . . . . . . . .         4.29%2        4.10%                  4.37%       4.40%       4.50%

Portfolio turnover. . . . . . . . . . . . . .              1%          5%                    12%          2%          1%

NET ASSETS - END OF PERIOD (000's omitted). .  $       8,951   $  12,569   $              9,306   $   7,698   $   6,144
                                               ==============  ==========  =====================  ==========  ==========





                                                FOR THE PERIOD
                                                   2/14/94
                                                (COMMENCEMENT
                                                OF OPERATIONS)
                                                 TO 12/31/94
                                               ----------------

THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $         10.00
                                               ----------------

Income from investment operations:
   Net investment income* . . . . . . . . . .            0.205
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .           (0.828)
                                               ----------------

Total from investment operations. . . . . . .           (0.623)
                                               ----------------

Less distributions to shareholders:
   From net investment income . . . . . . . .           (0.197)
   From net realized gain on investments. . .               --
                                               ----------------

Total distributions to shareholders . . . . .           (0.197)
                                               ----------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $          9.18
                                               ================

Total return 1. . . . . . . . . . . . . . . .           (6.23)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses*. . . . . . . . . . . . . . . . .           0.85%2
   Net investment income* . . . . . . . . . .           4.03%2

Portfolio turnover. . . . . . . . . . . . . .                2%

NET ASSETS - END OF PERIOD (000's omitted). .  $         3,901
                                               ================





* The investment advisor did not impose all or a portion of its management fee and in some periods paid a ortion of the Fund's expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:



Net investment income . . . . . . . . . . . . . . . . . . . .  N/A  N/A  N/A  $0.437   $0.411   $ 0.141
Ratios (to average net assets):
Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  N/A  N/A  N/A    0.87%    0.94%   2.07%2
Net investment income . . . . . . . . . . . . . . . . . . . .  N/A  N/A  N/A    4.38%    4.41%   2.81%2

1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTION OF INCOME AND GAINS (continued) reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets. The fee amounted to $27,454 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,318 for the six months ended June 30, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $150,000 and $3,378,883, respectively.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)


5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



             For the Six Months                  For the Year
                Ended 6/30/99                   Ended 12/31/98
             -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  ------------
Sold. . . .              14,549   $   154,090          406,999   $ 4,339,586
Reinvested.              17,902       187,242           36,480       393,729
Repurchased            (339,276)   (3,606,585)        (148,132)   (1,564,746)
             -------------------  ------------  ---------------  ------------
Total . . .            (306,825)  $(3,265,253)         295,347   $ 3,168,569
             ===================  ============  ===============  ============




6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 1999.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

EXETER  FUND,  INC.
DIVERSIFIED  TAX  EXEMPT  SERIES
SEMI-ANNUAL  REPORT
JUNE  30,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)


DEAR  SHAREHOLDERS:

Looking back to the start of the year, the fortunes of the municipal bond market appeared quite good. At that time, the consensus forecast for the economy was that its growth rate would probably moderate from the fourth quarter's frothy levels. Inflation pressures were non-existent, and with long-term municipal bond yields on par with U.S. Treasuries, municipal bond demand was expected to be very robust. Unfortunately the financial markets are in a perpetual state of flux, and what was expected to be a friendly market environment became decidedly unfriendly during the second quarter of the year.

Starting with the economic fundamentals, after stumbling during the second and third quarter of last year, the economy bounced backed nicely during the fourth quarter. That has carried over into the first two quarters of this year, driven primarily by consumer spending. A business community that continues to invest in itself has also helped. There have even been promising signs of growth in the Pacific Rim region, Russia, and to a lesser extent Latin America. That has allayed some of the fears surrounding the possible impact of net exports on the overall rate of domestic economic growth.

As for the inflation environment, what had been a positive six months ago has now become a negative. Last fall, and into the winter, commodity prices had fallen so far that in many instances they were below their cost of production. While that helped pull down the rate of inflation, prices were so low, they had nowhere to go but up -- especially with the modest improvement in the economies of some of the emerging markets. The current fear is that rising commodity prices will translate into higher inflation, and that has negatively impacted all bond markets.

The relative value of municipal bonds held up quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market was such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter as the fundamentals and the supply-demand situation combined to push municipal bond yields higher.

With the change in the municipal bond market environment, interest rates moved higher. For example, one-year AAA-rated general obligation bond yields rose from 3.10% to 3.50%, a 40 basis point increase, since the beginning of the year. Intermediate-term bond yields rose even more with 5-year AAA-rated general obligation bond yields going from 3.80% to 4.40% (a 60 basis point increase) and 15-year yields going from 4.60% to 5.10% (a 50 basis point increase). Long term municipal yields rose as well with 30-year AAA-rated general obligation bond yields beginning the year at 4.90% and finishing the month of June 40 basis points higher at 5.30%. The net effect of these rate increases was a negative total return in most sectors of the municipal market. Merrill Lynch's long-term municipal bond index was down about 1.75% during the first six months of this year, while their intermediate index was down about 1.00%. Short-term munis (i.e. those with maturities of 1 to 3 years) posted modestly positive returns of just over 1.00%.

The Diversified Tax Exempt Series was not immune from the adverse bond market environment. Our emphasis on high quality and extended duration has been a winning strategy in recent years, but did not help over the past six months.
Periods of underperformance will happen as the cyclical factors exert their influence. Investors should always remember that growth, inflation, and municipal bond yields will never move lower and simply stay there. On the contrary, there have been, and will continue to be cyclical pressures that push all three higher and lower. However, the secular factors that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investment decisions should continue to be based on the expectation of a benign inflation environment. That means cyclical increases in inflation and the associated spikes in interest rates may buying opportunities. Conversely, significant dips in rates will be viewed as opportunities to sell. That is the long-term investment perspective that has driven, and continues to drive, our fixed income investment process.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS  (UNAUDITED)

[Graphic]
<Pie  Chart>

Data  for  pie  chart  to  follow:

Portfolio  Composition  1  -  As  of  6/30/99

General  Obligation  Bonds  -  78%
Revenue  Bonds  -  21%
Pre-Refunded  Bonds  -  1%

1  As  a  percentage  of  municipal  serucities.


[Graphic]
<Pie  Chart>

Data  for  pie  chart  to  follow:

Quality  Ratings  2  -  As  of  6/30/99

Aaa  -  79%
Aa  -  19%
A  -  2%

2  Using  Moody's  Ratings,  as  a  percentage  of  municipal  Securities

PERFORMANCE  UPDATE  AS  OF  JUNE  30,  1999  (UNAUDITED)



Exeter Fund, Inc.
Diversified Tax Exempt Series
                                                   Total Return
                                                   -------------
Through                        Growth of $10,000                  Average
06/30/99                           Investment       Cumulative     Annual
-----------------------------  ------------------  -------------  --------
One Year. . . . . . . . . . .  $           10,120          1.20%     1.20%
Five Years. . . . . . . . . .  $           13,217         32.17%     5.73%
Inception 1 . . . . . . . . .  $           12,688         26.88%     4.53%






Merrill Lynch
Intermediate Municipal Index
                                                  Total Return
                                                  -------------
Through                       Growth of $10,000                  Average
06/30/99                          Investment       Cumulative     Annual
----------------------------  ------------------  -------------  --------
One Year . . . . . . . . . .  $           10,271          2.71%     2.71%
Five Years . . . . . . . . .  $           13,521         35.21%     6.21%
Inception 1. . . . . . . . .  $           13,050         30.50%     5.07%




The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (06/30/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2

[graphic]
<line chart>

Data for line chart to follow:



               Exeter Fund, Inc. -       Merrill Lynch Intermediate
Date      Diversified Tax Exempt Series       Municipal Index
2/14/94.                         10,000                      10,000
12/31/94                          9,461                       9,709
12/31/95                         11,003                      11,009
12/31/96                         11,370                      11,520
12/31/97                         12,270                      12,406
12/31/98                         12,944                      13,183
6/30/99.                         12,688                      13,050






1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  JUNE  30,  1999  (UNAUDITED)



                                                                   CREDIT
                                                                  RATING *    PRINCIPAL      VALUE
                                                                 (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                 -----------  ----------  -----------
MUNICIPAL SECURITIES - 96.41%
ALABAMA - 1.57%
Bessemer Water Supply, Revenue Bond, 5.20%, 6/01/2024 . . . . .  Aaa          $  500,000  $  480,415
                                                                                          -----------

ALASKA - 1.03%
Anchorage, G.O. Bond, 6.10%, 8/1/2004 . . . . . . . . . . . . .  Aaa             300,000     316,059
                                                                                          -----------

ARIZONA - 0.83%
Maricopa County School District No. 097 Deer  Valley, G.O.
    Bond, Series A, 5.20%, 7/1/2007 . . . . . . . . . . . . . .  Aaa             250,000     255,888
                                                                                          -----------

CALIFORNIA - 3.38%
California State, G.O. Bond, 4.75%, 12/1/2028 . . . . . . . . .  Aa3             795,000     706,413
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016.  Aaa             330,000     329,614
                                                                                          -----------
                                                                                           1,036,027
                                                                                          -----------

COLORADO - 0.57%
El Paso County School District No. 020, G.O. Bond, Series A,
    6.20%, 12/15/2007 . . . . . . . . . . . . . . . . . . . . .  Aaa             160,000     174,861
                                                                                          -----------

FLORIDA - 6.18%
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series A, 5.00%, 6/1/2027 . . . . . . . . . . . .  Aa2             750,000     703,883
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series C, 5.60%, 6/1/2025 . . . . . . . . . . . .  Aaa             135,000     136,380
Florida State Senior Lien - Jacksonville Trans, G.O. Bond,
     5.00%, 7/1/2027. . . . . . . . . . . . . . . . . . . . . .  Aa2             710,000     666,314
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022. . . . . . . . . . . . . . . . . . .  Aaa             400,000     385,100
                                                                                          -----------
                                                                                           1,891,677
                                                                                          -----------

GEORGIA - 3.24%
Atlanta, G. O. Bond, 5.60%, 12/1/2018 . . . . . . . . . . . . .  Aa3             350,000     355,306
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012 . . . . . . . . .  Aaa             200,000     211,498
Rockdale County Water & Sewer Authority, Revenue Bond,
    5.00%, 7/1/2022 . . . . . . . . . . . . . . . . . . . . . .  Aaa             450,000     427,018
                                                                                          -----------
                                                                                             993,822
                                                                                          -----------
HAWAII - 0.91%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007. . . . . . . . .  A1              260,000     277,527
                                                                                          -----------

IDAHO - 0.34%
Ada & Canyon Counties Joint School District No. 2
    Meridian, G.O. Bond, 5.10%, 7/30/2005 . . . . . . . . . . .  Aa2             100,000     103,493
                                                                                          -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                                        CREDIT
                                                                       RATING *    PRINCIPAL      VALUE
                                                                      (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                      -----------  ----------  -----------
ILLINOIS - 5.70%
Aurora, G.O. Bond, 5.80%, 1/1/2012 . . . . . . . . . . . . . . . . .  Aaa          $  190,000  $  201,258
Chicago Schools Financial Authority, G.O. Bond, Series A,
    5.00%, 6/1/2007. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000     200,510
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022 . . . . . . . . . . .  Aaa             100,000     105,693
Chicago, G.O. Bond, 5.25%, 1/1/2027. . . . . . . . . . . . . . . . .  Aaa             250,000     240,165
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022. . . . . . . . .  Aaa             750,000     700,950
Illinois, Certificate Participation, Series 1995A, 5.60%,  7/1/2010.  Aaa             100,000     103,325
Rock Island County School District No. 041-Rock Island,
     G.O. Bond, 5.125%, 12/1/2015. . . . . . . . . . . . . . . . . .  Aaa             200,000     194,052
                                                                                               -----------
                                                                                                1,745,953
                                                                                               -----------

INDIANA - 0.97%
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011 . . . . . . .  Aaa             150,000     156,459
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006. . . . . . . . .  Aaa             140,000     140,505
                                                                                               -----------
                                                                                                  296,964
                                                                                               -----------
IOWA - 2.05%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014. . . . . . . . . . . . . .  Aaa             350,000     372,190
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021 . . . . . . . . . . .  Aaa             250,000     255,075
                                                                                               -----------
                                                                                                  627,265
                                                                                               -----------

KANSAS - 1.58%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015. . . . . . . . . . . . .  Aaa             275,000     268,210
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014 . . . . . . . . . . . . . . . . . . .  Aa1             220,000     216,069
                                                                                               -----------
                                                                                                  484,279
                                                                                               -----------

KENTUCKY - 1.88%
Jefferson County School District Finance Corp. School
    Building, Revenue Bond, Series A, 5.00%, 2/1/2011. . . . . . . .  Aaa             300,000     297,903
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008. . . . . . . . . . . . . . . . . .  Aaa             250,000     279,030
                                                                                               -----------
                                                                                                  576,933
                                                                                               -----------

LOUISIANA - 0.98%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012 . . . . . .  Aaa             300,000     300,216
                                                                                               -----------

MAINE - 3.30%
Hermon, G.O. Bond, 5.60%, 11/1/2013. . . . . . . . . . . . . . . . .  Aaa              75,000      76,916
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021 . . . . . .  Aaa             750,000     717,705
Portland, G.O. Bond, 6.20%, 4/1/2006 . . . . . . . . . . . . . . . .  Aa1             200,000     217,534
                                                                                               -----------
                                                                                                1,012,155
                                                                                               -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                              CREDIT
                                                             RATING *    PRINCIPAL      VALUE
                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
                                                            -----------  ----------  -----------
MARYLAND - 2.17%
Baltimore Water Project, Revenue Bond, Series A,
    5.55%, 7/1/2009. . . . . . . . . . . . . . . . . . . .  Aaa          $  260,000  $  270,982
Prince Georges County Public Improvement, G.O. Bond,
    5.00%, 3/15/2014 . . . . . . . . . . . . . . . . . . .  Aaa             200,000     196,714
Washington County Public Improvement, G.O. Bond,
    4.875%, 1/1/2010 . . . . . . . . . . . . . . . . . . .  Aaa             200,000     198,460
                                                                                     -----------
                                                                                        666,156
                                                                                     -----------

MASSACHUSETTS - 4.81%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014 . . . . . . . . . . . . .  Aaa             200,000     221,160
Massachusetts Bay Transit Authority, G.O. Bond, Series B,
    5.25%, 3/1/2026. . . . . . . . . . . . . . . . . . . .  Aaa             500,000     483,260
Massachusetts Municipal Electric Supply System, Revenue
    Bond, Series A, 5.00%, 7/1/2017. . . . . . . . . . . .  Aaa             200,000     189,100
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010.  Aaa             400,000     425,276
Massachusetts Water Resource Authority General Ref.,
    Revenue Bond, Series B, 5.25%, 3/1/2013. . . . . . . .  Aaa             155,000     153,943
                                                                                     -----------
                                                                                      1,472,739
                                                                                     -----------

MICHIGAN - 3.62%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011 .  Aaa             150,000     154,025
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/01/2027. .  Aaa             225,000     213,827
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026 .  Aaa             480,000     448,411
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014 . .  Aaa             200,000     194,476
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012 . . . . . . . . . . . . . .  Aaa             100,000      99,341
                                                                                     -----------
                                                                                      1,110,080
                                                                                     -----------

MINNESOTA - 2.29%
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013 . . . .  Aaa             300,000     300,918
Minnesota Various Purpose, G.O. Bond, 6.60%, 8/1/1999. . .  Aaa             200,000     200,546
Western Minnesota Municipal Power Agency, Revenue
    Bond, 6.625%, 1/1/2016 . . . . . . . . . . . . . . . .  Aaa             175,000     199,229
                                                                                     -----------
                                                                                        700,693
                                                                                     -----------

MISSISSIPPI - 0.71%
Mississippi, G.O. Bond, 6.30%, 12/1/2006 . . . . . . . . .  Aa3             200,000     216,934
                                                                                     -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)






                                                                 CREDIT
                                                                RATING *    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MISSOURI - 0.83%
Missouri State Ref.- Third Street Building, G.O. Bond,
    Series A, 5.125%, 8/1/2009. . . . . . . . . . . . . . . .  Aaa          $  250,000  $  254,013
                                                                                        -----------


MONTANA - 0.65%
Montana Long Range Building Project, G.O. Bond, Series A,
    4.875%, 8/1/2010. . . . . . . . . . . . . . . . . . . . .  Aa3             200,000     199,398
                                                                                        -----------

NEBRASKA - 1.75%
Douglas County School District No. 17, G.O. Bond, 5.00%,
    10/1/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             545,000     535,637
                                                                                        -----------

NEVADA - 4.34%
Clark County School District, G.O. Bond,
    6.00%, 6/15/2002. . . . . . . . . . . . . . . . . . . . .  Aaa             100,000     104,616
Henderson Water, G.O. Bond, Series A, 5.65%,
    12/1/2003 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             300,000     314,358
Nevada State Project No. 42, G.O. Bond, 5.70%,  9/1/2008. . .  Aa2             200,000     212,250
Nevada State Project Nos. 66 & 67, G.O. Bond
    Series A, 5.00%, 5/15/2028. . . . . . . . . . . . . . . .  Aaa             750,000     699,075
                                                                                        -----------
                                                                                         1,330,299
                                                                                        -----------

NEW HAMPSHIRE - 0.72%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014 . . . . . . . . . .  Aa2             200,000     220,656
                                                                                        -----------

NEW JERSEY - 2.42%
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011. . . . . . . .  Aaa             225,000     231,806
North Hudson Sewer Authority, Revenue Bond, 5.25%,  8/1/2016.  Aaa             250,000     249,988
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004. . . . .  Aaa             250,000     259,892
                                                                                        -----------
                                                                                           741,686
                                                                                        -----------

NEW YORK - 3.93%
Monroe County Community School Corporation First
    Meeting, Revenue Bond, 5.25%, 7/1/2016. . . . . . . . . .  Aaa             125,000     122,386
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023 . . . . . . . . . . . . . . . .  Aaa             200,000     206,356
Sands Point, G.O. Bond, 6.70%, 11/15/2013 . . . . . . . . . .  Aa2             350,000     387,632
Spencerport Central School District, G.O. Bond, 5.00%,
    11/15/2012. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000     347,284
Westchester County, G.O. Bond, 4.75%, 11/15/2016. . . . . . .  Aaa             150,000     140,861
                                                                                        -----------
                                                                                         1,204,519
                                                                                        -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)





                                                                  CREDIT
                                                                 RATING *    PRINCIPAL      VALUE
                                                                (UNAUDITED)    AMOUNT     (NOTE 2)
                                                                -----------  ----------  -----------
NORTH CAROLINA - 1.38%
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
    3/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $  200,000  $  199,528
Raleigh North Carolina, G.O. Bond, 4.40%, 6/1/2017 . . . . . .  Aaa             250,000     221,935
                                                                                         -----------
                                                                                            421,463
                                                                                         -----------

OHIO - 3.70%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023 . . . . .  Aaa             450,000     446,949
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025.  Aaa             490,000     469,802
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012. .  Aaa             200,000     215,522
                                                                                         -----------
                                                                                          1,132,273
                                                                                         -----------

OKLAHOMA - 2.35%
Oklahoma State Turnpike Authority, Revenue Bond,
   Series A, 5.00%, 1/1/2023 . . . . . . . . . . . . . . . . .  Aaa             750,000     719,962
                                                                                         -----------

OREGON - 0.86%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010 . .  Aaa             255,000     262,436
                                                                                         -----------

PENNSYLVANIA - 5.02%
Beaver County, G.O. Bond, 5.15%, 10/01/2017. . . . . . . . . .  Aaa             300,000     292,425
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016 . . . .  Aaa             350,000     378,532
Philadelphia Water & Waste, Revenue Bond, 5.60%, 8/1/2018. . .  Aaa             150,000     151,603
Pittsburgh Water & Sewer Authority, G.O. Bond, Series C,
      5.125%, 9/1/2023 . . . . . . . . . . . . . . . . . . . .  Aaa             750,000     714,030
                                                                                         -----------
                                                                                          1,536,590
                                                                                         -----------

RHODE ISLAND - 1.05%
Rhode Island State Pre-refunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa             115,000     123,301
Rhode Island State Unrefunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa             185,000     197,082
                                                                                         -----------
                                                                                            320,383
                                                                                         -----------

SOUTH CAROLINA - 1.20%
South Carolina State Highway, G.O. Bond, Series B,
    5.625%, 7/1/2010 . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000     368,553
                                                                                         -----------

SOUTH DAKOTA - 1.93%
Rapid City Area School District, G.O. Bond, 4.75%, 1/1/2018. .  Aaa             650,000     592,436
                                                                                         -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)




                                                                 CREDIT
                                                                RATING *    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT      (NOTE 2)
                                                               -----------  ----------  ------------
TENNESSEE - 1.63%
Johnson City School Sales Tax, G.O. Bond, 6.70%, 5/1/2021 . .  Aaa          $  350,000  $   391,797
Lawrence County, G.O. Bond, 6.60%, 3/1/2013 . . . . . . . . .  Aaa             100,000      106,760
                                                                                        ------------
                                                                                            498,557
                                                                                        ------------

TEXAS - 3.70%
Brazoria County, G.O. Bond, 4.75%, 9/1/2011. . . . . . . . .   Aaa             445,000      427,080
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009 . .  Aa2             200,000      207,992
North Texas Municipal Water District, Revenue Bond,
    5.00%, 6/1/2012 . . . . . . . . . . . . . . . . . . . . .  Aaa             150,000      146,096
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
    2/15/2011 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000      353,167
                                                                                        ------------
                                                                                          1,134,335
                                                                                        ------------

UTAH - 2.42%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009. . . . .  Aaa             250,000      255,900
Nebo School District, G.O. Bond, 6.00%, 6/15/2018 . . . . . .  Aaa             450,000      485,474
                                                                                        ------------
                                                                                            741,374
                                                                                        ------------

VIRGINIA - 1.29%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
    7/15/2013 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000      265,490
Spotsylvania County Water & Sewer Systems, Revenue
    Bond, 5.25%, 6/1/2016 . . . . . . . . . . . . . . . . . .  Aaa             130,000      128,844
                                                                                        ------------
                                                                                            394,334
                                                                                        ------------

WASHINGTON - 3.58%
Kitsap County School District, G.O. Bond,  6.625%, 12/1/2008.  A1              350,000      378,283
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020. . . . . . . .  Aa1             230,000      234,634
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020 . . . .  Aa3             100,000      101,034
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023. . . .  Aa1             410,000      381,607
                                                                                        ------------
                                                                                          1,095,558
                                                                                        ------------

WISCONSIN - 3.55%
East Troy School District, G.O. Bond, Series A, 4.625%,
    10/1/2011 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             400,000      377,932
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013. .  Aaa             400,000      400,216
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001 . . . .  Aa2             300,000      308,688
                                                                                        ------------
                                                                                          1,086,836
                                                                                        ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $29,426,169)                                                            29,531,434
                                                                                        ------------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - JUNE 30, 1999 (UNAUDITED)







                                                    VALUE
                                        SHARES     (NOTE 2)
                                        -------  ------------
SHORT-TERM INVESTMENTS - 2.08%
Dreyfus Municipal Reserves
    (Identified Cost $636,518) . . . .  636,518  $   636,518
                                                 ------------

TOTAL INVESTMENTS - 98.49%
(Identified Cost $30,062,687)                     30,167,952

OTHER ASSETS, LESS LIABILITIES - 1.51%               462,307
                                                 ------------

NET ASSETS - 100%                                $30,630,259
                                                 ============





Key -
G.O. Bond - General Obligation Bond
Met. - Metropolitan
Impt. - Improvement
Ed. - Education
Ref. - Referendum

*Credit Ratings from Moody's (unaudited)





FEDERAL TAX INFORMATION:

At June 30, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $30,062,687 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 703,954
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (598,689)
                                                                                 ----------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . . . . .  $ 105,265
                                                                                 ==========


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)





JUNE 30, 1999
ASSETS:
Investments, at value (identified cost $30,062,687)(Note 2)  $30,167,952
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       64,396
Interest receivable . . . . . . . . . . . . . . . . . . . .      438,588
                                                             -----------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   30,670,936
                                                             -----------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       12,543
Accrued Directors' fees (Note 3). . . . . . . . . . . . . .        4,366
Transfer agent fees payable (Note 3). . . . . . . . . . . .          602
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       15,021
Other payables and accrued expenses . . . . . . . . . . . .        8,145
                                                             -----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       40,677
                                                             -----------

NET ASSETS FOR 2,963,957 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $30,630,259
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    29,640
Additional paid-in-capital. . . . . . . . . . . . . . . . .   30,223,359
Undistributed net investment income . . . . . . . . . . . .      231,984
Accumulated net realized gain on investments. . . . . . . .       40,011
Net unrealized appreciation on investments. . . . . . . . .      105,265
                                                             -----------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $30,630,259
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
    ($30,630,259/2,963,957 shares). . . . . . . . . . . . .  $     10.33
                                                             ===========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)




FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $   816,566
                                                          ------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . .       80,603
Directors' fees (Note 3) . . . . . . . . . . . . . . . .        2,755
Transfer agent fees (Note 3) . . . . . . . . . . . . . .        3,869
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .        6,744
Registration and filing fees . . . . . . . . . . . . . .        6,558
Custodian fee. . . . . . . . . . . . . . . . . . . . . .        2,844
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .        4,180
                                                          ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . .      107,553
                                                          ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .      709,013
                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

Net realized gain on investments (identified cost basis)       39,972
Net change in unrealized appreciation on investments . .   (1,322,797)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   (1,282,825)
                                                          ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $  (573,812)
                                                          ============



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS






                                                                            FOR THE SIX MONTHS
                                                                              ENDED 6/30/99        FOR THE YEAR
                                                                               (UNAUDITED)        ENDED 12/31/98
                                                                           --------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . .  $           709,013   $     1,139,715
Net realized gain on investments. . . . . . . . . . . . . . . . . . . . .               39,972            35,973
Net unrealized appreciation (depreciation) on investments . . . . . . . .           (1,322,797)          251,930
                                                                           --------------------  ----------------
Net increase (decrease) from operations . . . . . . . . . . . . . . . . .             (573,812)        1,427,618
                                                                           --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . . . . . . . . . . . .             (572,463)       (1,089,090)
From net realized gain on investments . . . . . . . . . . . . . . . . . .                   --           (27,563)
                                                                           --------------------  ----------------
Total distributions to shareholders . . . . . . . . . . . . . . . . . . .             (572,463)       (1,116,653)
                                                                           --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5). . . . .           (2,793,473)       10,607,836
                                                                           --------------------  ----------------

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . .           (3,939,748)       10,918,801

NET ASSETS:

Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . .           34,570,007        23,651,206
                                                                           --------------------  ----------------

END OF PERIOD including undistributed net investment
   income of $231,984 and $95,434, respectively). . . . . . . . . . . . .  $        30,630,259   $    34,570,007
                                                                           ====================  ================


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS



                                               FOR THE SIX
                                                 MONTHS
                                                  ENDED
                                                 6/30/99                  FOR THE YEARS ENDED
                                               (UNAUDITED)    12/31/98         12/31/97          12/31/96    12/31/95
                                              -------------  ----------  ---------------------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD . . .  $      10.73   $   10.59   $              10.23   $   10.32   $    9.26
                                              -------------  ----------  ---------------------  ----------  ----------

Income from investment operations:
   Net investment income . . . . . . . . . .         0.238       0.435                  0.434       0.434       0.428
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . .        (0.448)      0.139                  0.361      (0.104)      1.062
                                              -------------  ----------  ---------------------  ----------  ----------

Total from investment operations . . . . . .        (0.210)      0.574                  0.795       0.330       1.490
                                              -------------  ----------  ---------------------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . . .        (0.190)     (0.425)                (0.435)     (0.420)     (0.430)
   From net realized gain on investments . .            --      (0.009)                    --          --          --
                                              -------------  ----------  ---------------------  ----------  ----------
Total distributions to shareholders. . . . .        (0.190)     (0.434)                (0.435)     (0.420)     (0.430)
                                              -------------  ----------  ---------------------  ----------  ----------


NET ASSET VALUE - END OF PERIOD. . . . . . .  $      10.33   $   10.73   $              10.59   $   10.23   $   10.32
                                              =============  ==========  =====================  ==========  ==========

Total return1. . . . . . . . . . . . . . . .        (1.98)%       5.49%                 7.92 %       3.33%      16.29%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses . . . . . . . . . . . . . . . .       0.67 %2        0.69%                  0.69%       0.70%       0.79%
    Net investment income. . . . . . . . . .        4.40%2        4.19%                  4.41%       4.44%       4.52%

Portfolio turnover . . . . . . . . . . . . .             0%          5%                     1%          2%          5%
NET ASSETS-END OF PERIOD (000'S OMITTED) . .  $     30,630   $  34,570   $             23,651   $  16,949   $  12,452
                                              =============  ==========  =====================  ==========  ==========


                                               FOR THE PERIOD
                                                  2/14/94
                                               (COMMENCEMENT
                                               OF OPERATIONS)
                                                TO 12/31/94
                                              ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD . . .  $         10.00
                                              ----------------

Income from investment operations:
   Net investment income . . . . . . . . . .            0.210
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . .           (0.749)
                                              ----------------

Total from investment operations . . . . . .           (0.539)
                                              ----------------

Less distributions to shareholders:
   From net investment income. . . . . . . .           (0.201)
   From net realized gain on investments . .               --
                                              ----------------
Total distributions to shareholders. . . .             (0.201)
                                              ----------------


NET ASSET VALUE - END OF PERIOD. . . . . . .  $          9.26
                                              ================

Total return1. . . . . . . . . . . . . . . .           (5.39)%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses . . . . . . . . . . . . . . . .         0.85%2,3
    Net investment income. . . . . . . . . .         3.71%2,3

Portfolio turnover . . . . . . . . . . . . .                4%
NET ASSETS-END OF PERIOD (000'S OMITTED) . .  $         8,481
                                              ================




1 Represents aggregate total return for the period indicated.
2 Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses, 1.29%; Net investment income 3.27%.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered directly to investors and to employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of June 30, 1999, 1,550 million shares have been designated in total among 31 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the last price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL INCOME TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

DISTRIBUTION OF INCOME AND GAINS (continued) accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets. The fee amounted to $80,603 for the six months ended June 30, 1999.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $3,869 for the six months ended June 30, 1999.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The compensation of the non-affiliated Directors totaled $2,755 for the six months ended June 30, 1999.

4.     PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $0 and $2,502,479, respectively.

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)


5.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:





             For the Six Months                  For the Year
                Ended 6/30/99                   Ended 12/31/98
             -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  ------------
Sold. . . .             229,259   $ 2,437,335        1,391,383   $14,935,106
Reinvested.              52,425       551,429          101,391     1,085,235
Repurchased            (539,717)   (5,782,237)        (504,283)   (5,412,505)
             -------------------  ------------  ---------------  ------------
Total . . .            (258,033)  $(2,793,473)         988,491   $10,607,836
             ===================  ============  ===============  ============



6.     FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 1999.